UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07831

FMI Funds, Inc.
(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

John S. Brandser
Fiduciary Management, Inc.
100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 226-4555
Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

(a) Annual report

ANNUAL REPORT

September 30, 2021

FMI Large Cap Fund
Investor Class (Ticker Symbol: FMIHX)
Institutional Class (Ticker Symbol: FMIQX)

FMI Common Stock Fund
Investor Class (Ticker Symbol: FMIMX)
Institutional Class (Ticker Symbol: FMIUX)

FMI International Fund
Investor Class (Ticker Symbol: FMIJX)
Institutional Class (Ticker Symbol: FMIYX)

FMI International Fund II - Currency Unhedged
Investor Class (Not Available For Sale)
Institutional Class (Ticker Symbol: FMIFX)

FMI Funds, Inc. Advised by Fiduciary Management, Inc. www.fmifunds.com

FMI Funds, Inc.

FMI

Large Cap

Fund

(unaudited)	September 30, 2021

Dear Fellow Shareholders:

The FMI Large Cap Fund (“Fund”) declined 2.65%1 in the September quarter compared to a gain of 0.58% for the Standard & Poor’s 500 Index (“S&P 500”) and a -0.78% return for the Russell 1000 Value Index. Health Technology, Electronic Technology, and Technology Services detracted from relative performance versus the S&P 500. Our underweighting in these technology sectors hurt relative performance. From a stock perspective, Smith & Nephew PLC – SP-ADR, Koninklijke Philips N.V. – SP-ADR (“Philips”), and PPG Industries Inc. all declined in the period; Smith & Nephew was affected by the Delta variant and related surge in COVID-19 cases, Philips by a product recall, and PPG by supply chain delays and higher costs. All of these appear to be temporary headwinds, and we are optimistic about a rebound in each issue. On the positive side, Consumer Durables, Consumer Services, and Transportation all added to relative performance. Sony Group Corp. – SP-ADR, Booking Holdings Inc., and Quest Diagnostics Inc. outperformed from an individual stock perspective. Year-to-date the Fund has underperformed both the growth-driven S&P 500 and the Russell 1000 Value. We have been underweight stocks that have been the biggest beneficiaries of the so-called “COVID trade” and we don’t own many of the deeper-value names that bounced hard once vaccines became available. We do own one of our highest-quality portfolios in memory, at a discount valuation. We are confident that this is a winning combination longer-term, and have recently increased our own investments in the Fund.

The market favored growth in the latter part of the second quarter, and for most of the third quarter. Worries about the Delta variant and its effect on the economy turned investors toward the same forces that have prevailed since early 2020, when COVID first surfaced. The S&P 500, driven mostly by higher-multiple growth stocks, has performed strongly since the start of the pandemic (+37.3% from February 1, 2020 through September 30, 2021). Curiously, in a time of uncertainty and difficulty, many of the most speculative stocks have done even better. Bitcoin-sensitive stocks were up 274.9%, and the most liquid shorted stocks, popular with the Reddit/Robinhood crowd, were up 172.6%. Non-profitable technology stocks were up 157.7%. In fixed income, speculative grade issues have lapped Treasuries. New issues of money-losing companies are at a record level, and ones that trade for greater than 20 times sales remain commonplace. Currently there are over 800 companies with an enterprise value-to-sales multiple greater than 20 (see the chart on the following page), compared to approximately 300 at the peak of the 2000 market. This measures only companies with sales, so it excludes a significant number of development-stage biopharmaceutical companies with sizeable market values. Historically, the 5-year forward relative return for stocks with a price-to-sales ratio in excess of 15 has been -28%.2 Will this be a new era?

[1]	The FMI Large Cap Fund Investor Class (FMIHX) and the FMI Large Cap Fund Institutional Class (FMIQX) had a return of -2.65% and -2.60%, respectively, for the third quarter of 2021.
[2]	Eric Savitz. “Pricey Tech Stocks Still Carry Big Risks, Bernstein Analyst Cautions.” Barron’s, March 22, 2021.

Bob Farrell, a dean of Wall Street thinkers from the mid-1960s through the early 2000s, published his “Ten Market Rules to Remember” in 1998 (see Appendix), the third of which was, “There are no new eras,” meaning that change, technological breakthroughs, and progress are always part of the landscape. Innovation, by its nature, is unique, but its impact within the stock market does not last forever. We haven’t entered a new era for growth. One “proof” of that is the rate of economic growth over recent decades. Despite fantastic innovations in technology, health care, and entertainment, real GDP growth has been relatively steady over each of the past three decades. In fact, even with all the new marvelous technology, productivity growth has actually lagged historical rates over the past ten years. There is no new era to justify today’s extraordinarily high valuations. In the decade ending 2020, the S&P 500 (iShares S&P 500 ETF as a surrogate) revenue and earnings growth were roughly 4.5% and 8.2%, respectively. If eight stocks are removed (Facebook Inc., Apple Inc., Amazon.com Inc., Alphabet Inc. (Google), Microsoft Corp., NVIDIA Corp., Netflix Inc., and Tesla Inc.), the revenue and earnings growth for the remaining companies were approximately -1.5%. Ending 12/31/20, the median stock return of the iShares S&P 500 over the past decade was 11.2%. Multiple expansion is clearly responsible for a large share of the market’s return. Since 2020 was a depressed endpoint, we analyzed the five years ending December 31, 2019. During that period, S&P 500 sales grew at a compound rate of about 5.0%, and earnings advanced at around a 10.6% clip. Without the aforementioned eight names, we estimate that revenue grew just 0.1% and earnings gained 5.2%, compounded. The Fund’s stocks outperformed these fundamentals, yet we lagged the return of this benchmark. The desire to hold the S&P 500 has been a self-fulfilling prophesy in recent times, but we contend that it won’t always be this way. Investors seem immune to the notion that the reverse can happen, and yet history tells us that this occurs with great regularity. It just hasn’t happened recently!

2000 Market Versus Today

Today we have a market picture that is very reminiscent of the 2000 period. Information Technology and Communication Services stocks constituted 39.9% of the market at the end of 1999. Information Technology (to include social media and Amazon) and Communication Services were 42.8% of the S&P 500 as of September 30. Technology’s weighting in the stock market is roughly five times its weighting in the real economy. Valuations were extreme in 2000, and are, on many measures, even more so today. The market capitalization-to-GDP ratio is the highest ever (see chart on the following page). Investor sentiment is very bullish. “Retail” involvement in the market was high in 2000, but with the dawn of free stock trading, has recently expanded dramatically. Margin debt is also near a record high.

There are, however, some important differences. Many companies are “investing” through the income statement rather than the balance sheet. By this we mean that they are expensing customer acquisition or network development expenses on the profit and loss statement, rather than through capital investments made on the balance sheet, and this depresses current earnings. Notable companies like Amazon and Netflix have done this. These successful “deferral” models have been copied by hundreds of companies. Today there is an obsession with top-line growth almost to the total exclusion of profits. It seems that for emerging companies, showing profit is a sign of weakness, because it means one is not driving (spending) hard enough on revenue generation. Some deferral models will work, but many will not. Underpricing a product or service to drive sales growth may, in the end, just turn out to be an unprofitable endeavor. Another big difference between 21 years ago and today is that the cone of overvaluation was fairly confined to a few sectors then, whereas extended valuations permeate most sectors today. At the beginning of 2000, if one avoided tech and telecom, it was possible to build a portfolio of excellent companies with price-to-earnings multiples in the low-to-mid-teens. Buying a portfolio of roughly the same quality today, while avoiding the extremely high multiple ideas, would cost closer to 20 times earnings. Finally, from a macro standpoint, there are several major differences to highlight. Inflation is on the rise today, and was going the other way in the early 2000s. This may eventually influence interest rates, which have been ground-hugging for over a decade. Companies are running hot with leverage up dramatically. The government seems to be on a nonstop spending spree; government debt exceeds $28 trillion and the deficit/GDP is as high as it has been since WWII.

Economic Growth Generally Positive

Despite these concerns, however, we remain generally optimistic about economic growth. A huge contingent of workers remain on the sidelines due to COVID-19. There are roughly 8 million officially unemployed, and perhaps as many as 10 million more who are no longer counted, because they are not actively seeking work. Incentives to forgo work must lessen. It seems like nearly all sectors are complaining about worker shortages: restaurants, hotels, technicians, nurses, tradesmen, and teachers, to name just a few. There are officially an incredible 10.9 million job openings. Wages are rising, which may bring people back into the workforce. As people return to work, economic growth will accelerate, creating even more employment opportunities. Additionally, one of our greatest competitive advantages as a nation is access to immigrant labor. Countries we compete with have low birth rates and highly restrictive immigration. We need comprehensive laws and clarity in this area, but potentially, this is a huge long-range positive.

Another important aspect to growth that has been improving lately is capital formation. Orders for durable goods, excluding defense, are up 26.6% year-to-date through August, which is an easy comparison due to COVID, but they are also up 2.2% compared to 2019. According to S&P Global Ratings, global capital expenditures are projected to jump 13% this year. We’ve waited a long time for this, and although it is too early to call it a trend, the signs are encouraging.

Inflation

The inflation we have been warning about over the past few years is here. The Fed claims it is a blip and will soon disappear, i.e., return to 2% (which for some reason is considered good), and in the short run, the Delta variant’s impact could slow the economy and lessen inflation. Additionally, as the most acute supply chain bottlenecks ameliorate, prices are likely to settle down, but the conditions for secularly higher rates of inflation appear to be in place. Wages are very sticky on the downside and constitute a sizeable percentage of most companies’ costs. In nearly every industry we analyze, wages are rising at rates that haven’t been seen in years. Prices for many consumer products, including food and energy, are rising, and prices for nearly every service one could think of are increasing as well. It is beginning to feel more like the 1970s every day. Producer prices have escalated dramatically. The Producer Price Index was up 8.3% for the 12 months ended August, after having gained steadily all year. Inflation psychology seems to have changed, too. People now expect to see higher prices, surcharges, special fees, etc. Moreover, one of the greatest dampeners of inflation over the past 20 years has been China. As more manufacturing moved or threatened to move to China, it suppressed domestic wages and inflation. Cheap imports from China also depressed U.S. product prices. The great migration of hundreds of millions of rural folks moving to Chinese cities has largely played out. Today, China’s working-age population is starting to fall. Wages are rising significantly and import prices are rising. Add to this the massive amount of quantitative easing. Nearly everything that worked to lower inflation for many years is now going in reverse.

Interest Rates

How will rates respond to inflation, and to all the newly created money that is likely to get deployed in coming quarters and years? How will they react to the long-awaited Fed tapering? How will huge deficit spending programs impact rates? How sustainable are deeply negative (~-5% today) real returns on cash and short-term investments? Will a decade-plus of extremely low and unprecedented rates give way to something more normal in the future? We think the answer is yes, although of course, we cannot predict the timing. We envision a different environment than the one that has prevailed in recent years. Buying growth and so-called story stocks and ignoring valuations and balance sheets has been a winning formula for quite some time. We are content to own sound companies with durable business franchises and reasonable valuations, knowing that long-term, this has worked. Below we have highlighted a couple of portfolio companies.

PACCAR Inc. (PCAR)

(Analyst: Dain Tofson)

Overview

PACCAR is a highly efficient manufacturer and financier of light, medium, and heavy-duty trucks and related parts. The company reports three principal segments – Truck, Parts, and Financial Services – and a trivial Other segment, which includes an industrial winches business. In 2020, Truck and Other were 71% of sales and 37% of pretax profit; Parts was 21% of sales, 49% of pretax profit; and Financial Services was 8% of sales, 14% of pretax profit. Geographically, the United States accounted for 56% of sales; Europe, 26%; and other geographies, 18%. The company controls three brands: Peterbilt (United States and Canada), Kenworth (United States, Canada, Mexico, and Australia), and DAF (primarily Europe, Brazil, and Australia); each is supported by a strong, independent dealer network.

Good Business

●	PACCAR has been a long-term organic market share gainer in its markets, aided by consistent investment, robust new product development, and a strong independent dealer network.
●

The truck manufacturing industry is highly consolidated in North America, and PACCAR’s manufacturing business operates with few plants, requires little inventory, often generates negative working capital (cash in before delivery), and achieves best-in-class margins. As a result, its manufacturing return on invested capital averages greater than 20% – better than most industrial businesses.

●	Parts sales have grown at a 6% compound annual growth rate (CAGR) over the last 15 years.
●	Although the truck industry is cyclical, PACCAR has been profitable for 82 consecutive years.
●	The company has no manufacturing debt, and the Financial Services segment is conservatively capitalized.
●	The company is investing in alternative powertrain and autonomous driving technology, and commercial production of Peterbilt, Kenworth, and DAF electric trucks began this year.
●	All three of the truck brands carry a premium over competitor truck resale value.
●	Trucking is a necessary business, and market level replacement demand is able to be estimated.

Valuation

●	The stock trades at 2.5 times price-to-book (P/B) versus its 10-year average of 2.9 times.
●	If Financial Services is valued at 1 times book (which is conservative given the historical performance), then PACCAR’s manufacturing business trades at 9.3 times earnings before interest and taxes.
●	PACCAR trades at 13.9 times earnings per share (EPS) versus its 10-year average of 15.1 times.
●	PACCAR dividend yield is 2.6%, including episodic dividends.

Management

●

Preston Feight has been CEO since 2019 and has been with PACCAR for over 20 years, having previously held leadership roles at DAF and Kenworth. He is an engineer by education and is well-suited to oversee PACCAR’s investments in alternative powertrain and autonomous driving technology.

●

Mark and John Pigott, great grandsons of the founder, sit on PACCAR’s board, and the Pigott family is estimated to own around one-third of PACCAR shares. The founding family influence has helped management maintain a customer-first mindset and long-term view.

●	Growth has been organic since 1996, and the dividend payout has averaged 50% for many years.
●	Long-term executive compensation is aligned with shareholders and tied to the 3-year change in net income, return on sales, and return on capital compared with peer companies.

Investment Thesis

PACCAR is a high-quality, high-return manufacturing business run by a capable management team. It is currently trading at a discount to its history on P/B due to supply chain issues. While frustrating, we believe the supply chain issues are temporary and are masking what is a solid mid-term financial outlook from new products and continued growth in the parts business. On the former, the company is currently undergoing one of the biggest product portfolio updates in its history. We believe the new products will drive solid price realization, market share gains, and earnings upside relative to expectations. On the latter, the parts business has grown at a 6% CAGR over the last 15 years and should continue to grow as PACCAR increases proprietary content on trucks and enhances the distribution network. Ultimately, we believe PACCAR is a quality compounder at an attractive valuation and have added to our position on the stock’s weakness.

Berkshire Hathaway Inc. – Cl B (BRK/B)

(Analyst: Rob Helf)

Description

Berkshire Hathaway is a diversified holding company engaged in several business activities, including Insurance and Reinsurance, Freight Rail Transportation, Utilities and Energy, Manufacturing, Service and Retail, and Finance. Berkshire owns Burlington Northern Santa Fe (BNSF), one of the country’s largest railways and a vital business for transporting a range of products and commodities. Insurers such as GEICO, Berkshire Hathaway Primary Group, and Berkshire Hathaway Reinsurance Group are significant contributors to operating income and generators of “float” for reinvestment. Additionally, well-known manufacturers, wholesalers, and retailers owned by the company include: Precision Castparts Corp. (aerospace components), The Lubrizol Corp. (specialty and performance additives), Marmon Holdings, Inc. (diverse industrials), Clayton Homes (traditional and off-site built housing), Benjamin Moore & Co. (paints and coatings), Shaw Industries Group, Inc. (floor coverings), and McLane Co., Inc. (wholesale distribution), to name a few. The businesses are managed on a decentralized basis. Finally, as of 6/30/21 on Berkshire’s Annual Report, their equity portfolio included significant positions in publicly traded Apple Inc. ($124 billion), Bank of America Corp. ($43 billion), American Express Co. ($25 billion), The Coca-Cola Co. ($22 billion), The Kraft Heinz Co. ($13 billion), and others.

Good Business

●

The largest contributors to Berkshire’s pre-tax earnings are: Insurance (26%), Manufacturing, Service and Retail (33%), and BNSF (22%). Insurance, Finance, and Utilities cumulatively account for 45% of after-tax income. Overall, the company has a portfolio of necessary businesses.

●

The collection of insurance businesses can be defined as market-leading, strongly profitable (95% combined ratio), financially sound, and characterized by recurring premium revenues. All are rated AA+ or higher.

●	The company’s businesses generally have a significant cost advantage over their competitors.

●	Berkshire’s float from its insurance units totals over $130 billion and is available for acquisitions. This figure has grown at greater than 17.5% per annum since 1970.

●	Its share of undistributed earnings from investees is approximately $12 billion, or $5 per Class B share.

Valuation

●

The stock currently trades at 1.3 times book value, which is a slight discount to its 15-year average of 1.45 times, and the company’s intrinsic value is estimated to far exceed its historical carrying value.

●	The company’s share repurchase program limits potential downside, as it will repurchase shares at or below 1.2 times book value, or $250 per B share.

●

On a sum-of-the parts basis, we conservatively value the Berkshire operating businesses at approximately $210 per B share. The undistributed earnings of the company’s equity portfolio, along with potential returns on the insurance float, adds approximately $140 per B share in value.

●	Based on “look through” EPS, Berkshire trades at 16.3 times, which is a significant discount to the median of a typical S&P 500 company. At a median multiple, the B shares would trade over $400.

Management

●	Warren Buffett (Chairman and CEO, age 91) and Charlie Munger (Vice Chairman, age 97) are the largest shareholders and have been at the helm for over 50 years. Buffett owns 38% of the company.

●

The quality of Berkshire’s management team is very strong, although Buffett’s succession concerns are warranted. Given his age, we believe the market has already discounted his passing. Should the company then be broken up, the sum of the parts vastly exceeds the current market value.

●	It appears that Greg Abel, a vice chairman of Berkshire and presider over the non-insurance businesses, will replace Buffett upon his death or retirement.

●	Todd Combs and Ted Weschler, who both joined in 2011, are very capable investment managers.

Investment Thesis

Berkshire Hathaway has assembled a collection of industry-leading companies that utilize the advantage of a large, permanent capital base to drive performance. There are some very appealing economically offensive aspects of the portfolio, while the large excess cash position provides defensiveness relative to an expensive market. We expect the game plan to continue, i.e., strong operations and value-added acquisitions that will increase the intrinsic value of the company at above-average rates going forward. We view Berkshire as solid grower (8-10% book value growth) that is attractive relative to the overall market.

Thank you for your confidence in the FMI Large Cap Fund.

Appendix:

Bob Farrell’s Ten Market Rules to Remember

1.	Markets tend to return to the mean over time.
2.	Excesses in one direction will lead to an opposite excess in the other direction.
3.	There are no new eras — excesses are never permanent.
4.	Exponential rapidly rising or falling markets usually go further than you think, but they do not correct by going sideways.
5.	The public buys the most at the top and the least at the bottom.
6.	Fear and greed are stronger than long-term resolve.
7.	Markets are strongest when they are broad and weakest when they narrow to a handful of blue-chip names.
8.	Bear markets have three stages — sharp down, reflexive rebound and a drawn-out fundamental downtrend.
9.	When all the experts and forecasts agree — something else is going to happen.
10.	Bull markets are more fun than bear markets.

This shareholder letter is unaudited.

FMI Large Cap Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

During the fiscal year ended September 30, 2021, the FMI Large Cap Fund (“Fund”) had a total return of 24.48%1. The benchmark Standard & Poor’s 500 Index (“S&P 500”) returned 30.00% in the same period. The trailing 12-month return for the Russell 1000 Value Index was 35.01%. Relative to the S&P 500, sectors that aided relative performance included Finance, Consumer Durables, and Distribution Services. The Fund had little direct exposure to Communications and Utilities, which aided relative performance. The Charles Schwab Corp., JPMorgan Chase & Co., and Northern Trust Corp. drove the results in the Finance sector, as all achieved better-than-expected results in the face of COVID-19 and low interest rates. Sony Group Corp. – SP-ADR delivered steady growth during an uncertain macro environment. HD Supply Holdings Inc. was acquired from the Fund at a premium. On the negative side of sector performance, Consumer Non-Durables, Producer Manufacturing, and Health Technology all detracted. The Fund’s modest cash level also hurt results. Unilever PLC – SP-ADR struggled in the period because of its outsized exposure to emerging markets, which were disproportionately impacted by COVID-19. Additionally, supply chain issues and inflation hurt margins. Masco Corp. stock, which was strong during the lockdowns, faded in the reopening even though, fundamentally, it has done well. Koninklijke Philips N.V. – SP-ADR (“Philips”) and Smith & Nephew PLC – SP-ADR performed poorly over the past year. Philips was hit by a recall in their sleep apnea area, and Smith & Nephew struggled with hospitals not doing discretionary medical procedures during the COVID-19 crisis. The Fund managers feel that the issues facing these companies are temporary. The Fund had little exposure to commodities and other deep cyclicals, which underpinned a strong rebound in the Russell 1000 Value post the introduction of vaccines.

Other stocks that helped performance included Chubb Ltd., Schlumberger Ltd. and Booking Holdings Inc. Chubb is experiencing a strong pricing cycle. Schlumberger benefitted from the rebound in oil prices and restructuring. Booking Holdings saw hotel activity pick up post the COVID-19 lockdowns. PACCAR Inc., Fresenius Medical Care AG & Co. KGaA, and Dollar General Corp. all detracted from relative results. PACCAR’s stock was disproportionately hit by COVID-19 and the semiconductor shortage; the long-term demand and underlying fundamentals remain solid. Deaths from COVID-19 impacted Fresenius’ customer base more than expected. This was a miscalculation, but it doesn’t change the positive multi-year thesis. Dollar General performed well during COVID but the stock did not benefit as much from a strong rebound in lesser- quality “COVID-19 rebound” retailers. New additions to the Fund over the past twelve months included Micron Technology Inc., Fresenius, Arch Capital Group Ltd., Dover Corp., Alphabet Inc. – Cl A, and Facebook Inc. Stocks sold during the year included HD Supply, Accenture PLC, Honeywell International Inc., Nestlé S.A. – SP-ADR and PepsiCo Inc. As of September 30, 2021, the Fund was significantly overweighted in Producer Manufacturing, Health Services, and Finance. The Fund was meaningfully underweighted in Technology Services, Electronic Technology, and Health Technology.

In the first seven to eight months of the fiscal year, deep value names and sectors drove stock market performance, interrupting a long run for growth stocks. That phenomenon reverted to growth stocks in the middle of May, as the Delta variant impacted both fundamental growth expectations and stock performance. Throughout the fiscal year and for the past several years, the most speculative stocks in the market have done remarkably well. Some of these companies have no earnings and trade at large multiples of revenues. While the Fund is value-oriented, we focus on quality, so it did not participate strongly in the so-called value trade early in the fiscal year. The stocks that bounced the most tended to be those that had weaker balance sheets, were heavily cyclical, or had commodity-driven fundamentals. Some of the most speculative retailers and financial services companies strongly outperformed the quality blue-chip names that the Fund owns in these sectors.

The S&P 500 trades at extremely high levels on nearly all measures of value including sales, earnings, assets, and cash flow. The Fund trades at a meaningful discount to the S&P 500, and the managers believe the quality of the underlying companies is better than the benchmark. Historically, the Fund, with its more cautious positioning, has tended to outperform when stock markets come under pressure, but there is no assurance that the future will look like the past.

[1]	The Large Cap Fund Investor Class (FMIHX) and the FMI Large Cap Fund Institutional Class (FMIQX) had a return of 24.48% and 24.63%, respectively, for the fiscal year ending 09/30/2021.

FMI Large Cap Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

The Federal Reserve has undertaken an unprecedented policy of monetary accommodation over the past decade. The Fed’s balance sheet has more than doubled over the past three years. The price of money remains unusually low by historical standards, and the managers believe that several negative effects, including low capital formation, high inflation, and currency debasement, are being ignored by the market. The Fed believes the current elevated rate of inflation is temporary; however, many elements, particularly higher wages and raw material costs, and exceptional money-printing in recent years, may prove this supposition wrong. Rising rates tend to hurt growth stocks relative to value stocks.

Debt at both the corporate and government levels has grown significantly. Recent additions to the government debt totals are extraordinary by historical standards. U.S. total federal debt-to-GDP is well over 100%, and is the highest it has been in the post-WWII era. Corporate leverage, by some measures, is at a 50-year high. High leverage tends to increase downside risk when markets come under pressure. The Fund is less levered than the market.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FMI LARGE CAP FUND – INVESTOR CLASS — STANDARD & POOR’S 500 INDEX(1) AND THE RUSSELL 1000© VALUE INDEX(2)

AVERAGE ANNUALIZED TOTAL RETURN
	Inception Date	1-Year	5-Year	10-Year	Inception through 9/30/2021
FMI Large Cap Fund – Investor Class	12/31/01	24.48%	11.97%	13.26%	9.37%
FMI Large Cap Fund – Institutional Class	10/31/16	24.63%	N/A	N/A	12.87%
Standard & Poor’s 500 Index(1)*		30.00%	16.90%	16.63%	9.07%
Russell 1000 Value Index(2)*		35.01%	10.94%	13.51%	8.04%

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

FMI Large Cap Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

(1)

The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time. The index is used herein for comparative purposes in accordance with SEC regulations.

(2)

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index includes equities that exhibit value characteristics and the Russell 1000 Growth Index includes equities that exhibit growth characteristics. The index is used herein for comparative purposes in accordance with SEC regulations.

*	The benchmark since inception returns are calculated since inception of the Investor Class, December 31, 2001 to September 30, 2021.

An investment cannot be made directly into an index.

FMI Large Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2021

Shares		Cost	Value
COMMON STOCKS — 99.4% (a)

COMMERCIAL SERVICES SECTOR — 2.7%
	Advertising/Marketing Services — 2.7%
1,190,000	Omnicom Group Inc.	$79,147,504	$86,227,400
CONSUMER DURABLES SECTOR — 5.0%
	Electronics/Appliances — 5.0%
1,440,000	Sony Group Corp. — SP-ADR*	92,741,405	159,235,200
CONSUMER NON-DURABLES SECTOR — 3.5%
	Household/Personal Care — 3.5%
2,100,000	Unilever PLC — SP-ADR	85,890,259	113,862,000
CONSUMER SERVICES SECTOR — 8.5%
	Cable/Satellite TV — 4.8%
2,735,000	Comcast Corp. — Cl A	120,377,010	152,968,550
	Other Consumer Services — 3.7%
50,000	Booking Holdings Inc.*	86,729,685	118,693,500
ELECTRONIC TECHNOLOGY SECTOR — 2.9%
	Semiconductors — 2.9%
1,300,000	Micron Technology Inc.*	69,278,038	92,274,000
FINANCE SECTOR — 25.0%
	Investment Banks/Brokers — 4.5%
2,005,000	The Charles Schwab Corp.	72,815,973	146,044,200
	Major Banks — 4.1%
810,000	JPMorgan Chase & Co.	51,559,902	132,588,900
	Multi-Line Insurance — 8.5%
1,325,000	Arch Capital Group Ltd.*	49,263,536	50,588,500
815,000	Berkshire Hathaway Inc. — Cl B*	43,929,357	222,446,100
		93,192,893	273,034,600
	Property/Casualty Insurance — 5.0%
430,000	Chubb Ltd.	56,774,344	74,596,400
965,000	Progressive Corp.	75,737,513	87,226,350
		132,511,857	161,822,750
	Regional Banks — 2.9%
875,000	Northern Trust Corp.	74,975,784	94,333,750
HEALTH SERVICES SECTOR — 11.2%
	Health Industry Services — 4.8%
1,050,000	Quest Diagnostics Inc.	102,655,747	152,575,500
	Managed Health Care — 3.8%
315,000	UnitedHealth Group Inc.	22,493,615	123,083,100
	Medical/Nursing Services — 2.6%
2,425,000	Fresenius Medical Care AG & Co. KGaA	98,494,080	84,802,250

The accompanying notes to financial statements are an integral part of this schedule.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Shares		Cost	Value
COMMON STOCKS — 99.4% (a) (Continued)

HEALTH TECHNOLOGY SECTOR — 5.6%
	Medical Specialties — 5.6%
2,400,000	Koninklijke Philips N.V. — SP-ADR	$112,731,621	$106,656,000
2,155,000	Smith & Nephew PLC — SP-ADR	79,928,399	74,002,700
		192,660,020	180,658,700
INDUSTRIAL SERVICES SECTOR — 1.8%
	Oilfield Services/Equipment — 1.8%
1,895,000	Schlumberger Ltd.	36,545,384	56,167,800
PROCESS INDUSTRIES SECTOR — 2.7%
	Industrial Specialties — 2.7%
600,000	PPG Industries Inc.	59,010,822	85,806,000
PRODUCER MANUFACTURING SECTOR — 13.6%
	Building Products — 5.0%
2,865,000	Masco Corp.	98,371,533	159,150,750
	Electrical Products — 3.3%
400,000	Eaton Corp. PLC	36,466,742	59,724,000
505,000	Emerson Electric Co.	23,631,135	47,571,000
		60,097,877	107,295,000
	Industrial Machinery — 2.4%
500,000	Dover Corp.	67,511,523	77,750,000
	Trucks/Construction/Farm Machinery — 2.9%
1,175,000	PACCAR Inc.	63,628,391	92,731,000
RETAIL TRADE SECTOR — 9.7%
	Apparel/Footwear Retail — 1.4%
680,000	The TJX Companies Inc.	23,081,024	44,866,400
	Discount Stores — 8.3%
715,000	Dollar General Corp.	55,535,131	151,680,100
1,190,000	Dollar Tree Inc.*	104,944,006	113,906,800
		160,479,137	265,586,900
TECHNOLOGY SERVICES SECTOR — 5.9%
	Internet Software/Services — 5.9%
37,000	Alphabet Inc. — Cl A*	85,428,024	98,920,240
270,000	Facebook Inc.*	85,559,330	91,635,300
		170,987,354	190,555,540
TRANSPORTATION SECTOR — 1.3%
	Air Freight/Couriers — 1.3%
340,000	Expeditors International of Washington Inc.	12,353,055	40,504,200
	Total common stocks	2,127,589,872	3,192,617,990

The accompanying notes to financial statements are an integral part of this schedule.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Principal Amount		Cost	Value
SHORT-TERM INVESTMENTS — 0.5% (a)
	Bank Deposit Account — 0.5%
$17,056,192	U.S. Bank N.A., 0.006%^	$17,056,192	$17,056,192
	Total short-term investments	17,056,192	17,056,192
	Total investments — 99.9%	$2,144,646,064	3,209,674,182
	Other assets, less liabilities — 0.1% (a)		1,494,261
	TOTAL NET ASSETS — 100.0%		$3,211,168,443

*	Non-income producing security.
^	The rate shown is as of September 30, 2021.
(a)	Percentages for the various classifications relate to total net assets.
PLC	Public Limited Company
SP-ADR	Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS as a percentage of net assets

as of September 30, 2021 (Unaudited)

FMI
Common Stock
Fund
(unaudited)	September 30, 2021

Dear Fellow Shareholders:

The FMI Common Stock Fund (“Fund”) gained 0.42%1 in the September quarter compared to declines of 4.36% for the Russell 2000 Index and 2.98% for the Russell 2000 Value Index. Energy Minerals, Transportation, and Industrial Services detracted from relative performance versus the Russell 2000. From a stock perspective, Donaldson Co. Inc., Herbalife Nutrition Ltd., and Insight Enterprises Inc. all declined in the period. On the positive side, Commercial Services, Retail Trade, and Producer Manufacturing all added to relative performance. Interpublic Group of Cos. Inc., FirstCash Inc., and Carlisle Cos. Inc. outperformed from an individual stock perspective. Year-to-date the Fund has outperformed the Russell 2000 by a wide margin, but has modestly underperformed the Russell 2000 Value. We believe the quality of the companies we own are superior to both indices, and most valuation measures are lower. We are confident that this is a winning combination longer-term and have recently increased our own investments in the Fund.

Worries about the Delta variant and its effect on the economy turned investors toward the same forces that have prevailed since early 2020, when COVID first surfaced. The S&P 500, driven mostly by higher-multiple growth stocks, has performed strongly since the start of the pandemic (+37.3% from February 1, 2020 through September 30, 2021). Curiously, in a time of uncertainty and difficulty, many of the most speculative stocks have done even better. Bitcoin-sensitive stocks were up 274.9%, and the most liquid shorted stocks, popular with the Reddit/Robinhood crowd, were up 172.6%. Non-profitable technology stocks were up 157.7%. In fixed income, speculative grade issues have lapped Treasuries. New issues of money-losing companies are at a record level, and ones that trade for greater than 20 times sales remain commonplace. Currently there are over 800 companies with an enterprise value-to-sales multiple greater than 20 (see the chart on the following page), compared to approximately 300 at the peak of the 2000 market. This measures only companies with sales, so it excludes a significant number of development-stage biopharmaceutical companies with sizeable market values. Historically, the 5-year forward relative return for stocks with a price-to-sales ratio in excess of 15 has been -28%.2 Will this be a new era?

Bob Farrell, a dean of Wall Street thinkers from the mid-1960s through the early 2000s, published his “Ten Market Rules to Remember” in 1998 (see Appendix), the third of which was, “There are no new eras,” meaning that change, technological breakthroughs, and progress are always part of the landscape. Innovation, by its nature, is unique, but its impact within the stock market does not last forever. We haven’t entered a new era for growth. One “proof” of that is the rate of economic growth over recent decades. Despite fantastic innovations in technology, health care, and entertainment, real GDP growth has been relatively steady over each of the past three decades. In fact, even with all the new marvelous technology, productivity growth has actually lagged historical rates over the past ten years. There is no new era to justify today’s extraordinarily high valuations. In the decade ending 2020, the S&P 500 (iShares S&P 500 ETF as a surrogate) revenue and earnings growth were roughly 4.5% and 8.2%, respectively. If eight stocks are removed (Facebook Inc., Apple Inc., Amazon.com Inc., Alphabet Inc. (Google), Microsoft Corp., NVIDIA Corp., Netflix Inc., and Tesla Inc.), the revenue and earnings growth for the remaining companies were approximately -1.5%. Ending 12/31/20, the median stock return of the iShares S&P 500 over the past decade was 11.2%. Multiple expansion is clearly responsible for a large share of the market’s return. Since 2020 was a depressed endpoint, we analyzed the five years ending December 31, 2019. During that period, S&P 500 sales grew at a compound rate of about 5.0%, and earnings advanced at around a 10.6% clip. Without the aforementioned eight names, we estimate that revenue grew just 0.1% and earnings gained 5.2%, compounded. The desire to hold the S&P 500 has been a self-fulfilling prophesy in recent times, but we contend that it won’t always be this way. Investors seem immune to the notion that the reverse can happen, and yet history tells us that this occurs with great regularity. It just hasn’t happened recently!

[1]	The FMI Common Stock Fund Investor Class (FMIMX) and the FMI Common Stock Fund Institutional Class (FMIUX) had a return of 0.42% and 0.45%, respectively, for the third quarter of 2021.

[2]	Eric Savitz. “Pricey Tech Stocks Still Carry Big Risks, Bernstein Analyst Cautions.” Barron’s, March 22, 2021.

2000 Market Versus Today

Today we have a market picture that is very reminiscent of the 2000 period. Information Technology and Communication Services stocks constituted 39.9% of the market at the end of 1999. Information Technology (to include social media and Amazon) and Communication Services were 42.8% of the S&P 500 as of September 30. Technology’s weighting in the stock market is roughly five times its weighting in the real economy. Valuations were extreme in 2000, and are, on many measures, even more so today. The market capitalization-to-GDP ratio is the highest ever (see chart below). Investor sentiment is very bullish. “Retail” involvement in the market was high in 2000, but with the dawn of free stock trading, has recently expanded dramatically. Margin debt is also near a record high.

There are, however, some important differences. Many companies are “investing” through the income statement rather than the balance sheet. By this we mean that they are expensing customer acquisition or network development expenses on the profit and loss statement, rather than through capital investments made on the balance sheet, and this depresses current earnings. Notable companies like Amazon and Netflix have done this. These successful “deferral” models have been copied by hundreds of companies. Today there is an obsession with top-line growth almost to the total exclusion of profits. It seems that for emerging companies, showing profit is a sign of weakness, because it means one is not driving (spending) hard enough on revenue generation. Some deferral models will work, but many will not. Underpricing a product or service to drive sales growth may, in the end, just turn out to be an unprofitable endeavor. Another big difference between 21 years ago and today is that the cone of overvaluation was fairly confined to a few sectors then, whereas extended valuations permeate most sectors today. At the beginning of 2000, if one avoided tech and telecom, it was possible to build a portfolio of excellent companies with price-to-earnings multiples in the low-to-mid-teens. Buying a portfolio of roughly the same quality today, while avoiding the extremely high multiple ideas, would cost closer to 20 times earnings. Finally, from a macro standpoint, there are several major differences to highlight. Inflation is on the rise today, and was going the other way in the early 2000s. This may eventually influence interest rates, which have been ground-hugging for over a decade. Companies are running hot with leverage up dramatically. The government seems to be on a nonstop spending spree; government debt exceeds $28 trillion and the deficit/GDP is as high as it has been since WWII.

Economic Growth Generally Positive

Despite these concerns, however, we remain generally optimistic about economic growth. A huge contingent of workers remain on the sidelines due to COVID-19. There are roughly 8 million officially unemployed, and perhaps as many as 10 million more who are no longer counted, because they are not actively seeking work. Incentives to forgo work must lessen. It seems like nearly all sectors are complaining about worker shortages: restaurants, hotels, technicians, nurses, tradesmen, and teachers, to name just a few. There are officially an incredible 10.9 million job openings. Wages are rising, which may bring people back into the workforce. As people return to work, economic growth will accelerate, creating even more employment opportunities. Additionally, one of our greatest competitive advantages as a nation is access to immigrant labor. Countries we compete with have low birth rates and highly restrictive immigration. We need comprehensive laws and clarity in this area, but potentially, this is a huge long-range positive.

Another important aspect to growth that has been improving lately is capital formation. Orders for durable goods, excluding defense, are up 26.6% year-to-date through August, which is an easy comparison due to COVID, but they are also up 2.2% compared to 2019. According to S&P Global Ratings, global capital expenditures are projected to jump 13% this year. We’ve waited a long time for this, and although it is too early to call it a trend, the signs are encouraging.

Inflation

The inflation we have been warning about over the past few years is here. The Fed claims it is a blip and will soon disappear, i.e., return to 2% (which for some reason is considered good), and in the short run, the Delta variant’s impact could slow the economy and lessen inflation. Additionally, as the most acute supply chain bottlenecks ameliorate, prices are likely to settle down, but the conditions for secularly higher rates of inflation appear to be in place. Wages are very sticky on the downside and constitute a sizeable percentage of most companies’ costs. In nearly every industry we analyze, wages are rising at rates that haven’t been seen in years. Prices for many consumer products, including food and energy, are rising, and prices for nearly every service one could think of are increasing as well. It is beginning to feel more like the 1970s every day. Producer prices have escalated dramatically. The Producer Price Index was up 8.3% for the 12 months ended August, after having gained steadily all year. Inflation psychology seems to have changed, too. People now expect to see higher prices, surcharges, special fees, etc. Moreover, one of the greatest dampeners of inflation over the past 20 years has been China. As more manufacturing moved or threatened to move to China, it suppressed domestic wages and inflation. Cheap imports from China also depressed U.S. product prices. The great migration of hundreds of millions of rural folks moving to Chinese cities has largely played out. Today, China’s working-age population is starting to fall. Wages are rising significantly and import prices are rising. Add to this the massive amount of quantitative easing. Nearly everything that worked to lower inflation for many years is now going in reverse.

Interest Rates

How will rates respond to inflation, and to all the newly created money that is likely to get deployed in coming quarters and years? How will they react to the long-awaited Fed tapering? How will huge deficit spending programs impact rates? How sustainable are deeply negative (~-5% today) real returns on cash and short-term investments? Will a decade-plus of extremely low and unprecedented rates give way to something more normal in the future? We think the answer is yes, although of course, we cannot predict the timing. We envision a different environment than the one that has prevailed in recent years. Buying growth and so-called story stocks and ignoring valuations and balance sheets has been a winning formula for quite some time. We are content to own sound companies with durable business franchises and reasonable valuations, knowing that long-term, this has worked. Below we have highlighted a couple of portfolio companies.

LGI Homes Inc. (LGIH)

(Analyst: Julia Jensen)

Description

LGI Homes engages in the design, construction, marketing, and sale of new single-family homes in the U.S. It participates in 34 markets across 18 states, with 9,339 closings per year as of 2020. It is the tenth largest residential homebuilder in the U.S., and focuses on building affordable, entry-level spec homes that are move-in ready. The company primarily markets its homes to renters in order to convert them into homeowners. It operates through the following segments: Central (39% of closings, 36% of revenues), Southeast (26% of closings, 24% of revenues), Florida (13% of closings, 12% of revenues), West (11% of closings, 12% of revenues), and Northwest (11% of closings, 16% of revenues). The company was founded in 2003, completed its IPO in 2013, and is headquartered in The Woodlands, Texas.

Good Business

●	The company has a unique selling culture with a simple and differentiated business model that is easy to understand and consistently applied across every LGI Homes community in the U.S.

●

Its homes are built quicker and more efficiently than a typical spec home because LGI uses even-flow production, allows for no customization by the buyer, and builds in sets of 3-4 homes simultaneously.

●

LGI uses a highly successful direct-to-consumer sales model and is not reliant on realtors to bring potential buyers to its communities, like most peers. This makes the company less sensitive to underlying demand for housing than the average homebuilder.

●	LGI has been profitable every year since its inception in 2003, even throughout the Great Financial Crisis.

●	It has the highest monthly absorptions (homes closed per community per month) among other homebuilders, at seven homes per community, and has the highest gross margin out of its peers.

●	LGI Homes’ communities are primarily located in southern geographies with favorable migration patterns.

●	LGI is one of the only homebuilders that has earned returns above its cost of capital over the past decade. It has averaged a return on invested capital of ~14% over the past five years.

●	The company’s balance sheet is in good shape, with a net debt-to-total capital ratio of 31% and a net debt-to-EBITDA of 0.9 times.

Valuation

●	The stock is trading at 8.3 times its trailing enterprise value-to-EBIT, which is over a standard deviation below the company’s 5-year average of 11.0 times.

●	It trades at a forward price-to-earnings multiple (P/E) of 8.9 times, half a standard deviation below its 5-year average of 9.6 times.

Management

●

LGI management and directors own nearly 12% of the company, aligning their interests with shareholders, and all named executive officers have long tenures. The management team members are regarded as some of the best operators in the industry.

●	CEO Eric Lipar is one of the founders of the company and owns over 9% of the shares.

●	CFO Charles Merdian has been with the company for 17 years, and in his current position for 11.

●	President and COO Michael Snider has also been with LGI for 17 years, and in his current position for 12 years.

Investment Thesis

LGI Homes operates quite differently than most peers. What really sets the company apart is its unique, systematic approach in marketing to renters, training its sales staff, and identifying optimal locations to build communities. In contrast to many homebuilders that depend on realtors to bring buyers to their communities, LGI uses a direct-to-consumer approach to actively search for renters and convert them into homeowners. This model has proven extremely effective, as the company has sustainably higher monthly absorption (closing) rates, double its peers. This sales model has also proven to be a more durable and consistent way to sell homes, and better able to withstand a tougher economic environment. Additionally, LGI Homes is well-positioned to benefit from strong economic and secular trends in the industry, such as low U.S. home inventory, low interest rates, migration patterns to the south, strong demand for more affordable single-family housing, urban flight, and increased working from home. LGI should continue to outpace peers while generating good returns as it follows its superior sales model and expands into new communities.

Beacon Roofing Supply Inc. (BECN)

(Analyst: Dan Sievers)

Description

Beacon is the largest publicly traded (#2 overall) distributor of roofing materials and complementary building products in the U.S. and Canada. Beacon serves greater than 90,000 customers and offers 140,000 SKUs from over 400 branches throughout all 50 states (97% of sales) and 6 Canadian provinces (3% of sales). Beacon makes 1.7 million annual deliveries (within a two-hour radius) using its fleet of specialized trucks. Since the sale of the non-core Interiors division (2021), their run-rate sales have been 53% Residential Roofing; 25% Commercial Roofing; and 22% Complementary Building Products (siding, windows, specialty exterior building products, insulation, and waterproofing systems).

Good Business

●

Manufacturers and distributors operate in a rational and consolidated market, with the top three distributors accounting for 54% of a $28 billion industry (almost two times what they had ten years ago).

●	The industry is led by ABC Supply Co. Inc. (24% share), Beacon Roofing (20% share), and SRS (10% share), with the remaining 46% held by 1,500 smaller distributors.

●

It is estimated that roughly 80% of roofing sales are replacement, and that the U.S. housing stock is now over 40 years old on average. Ninety-four percent of U.S. re-roofing demand is thought to be non-discretionary.

●	With management’s focus on organic growth and maintaining discipline, rising returns should follow.

●

Aided by the Interiors divestiture, the fiscal third quarter 2021 net debt-to-EBITDA ratio dropped to 2.4 times, providing financial flexibility and likely the ability to buy back stock and issue dividends.

●	Beacon is a simple scale business, and roofing distribution is unlikely to undergo major change.

Valuation

●

Despite newfound financial health and flexibility, and strong fundamentals, Beacon’s shares have receded from $60 in May to $50 in August (-17%), and the stock trades at a discount to its 10-year average for the next twelve months P/E (11 times), enterprise value-to-EBITDA (9 times), and enterprise value-to-sales (0.85 times). With steady execution, we think there is scope for Beacon to trade at a premium to 10-year averages and north of 1 times EV/Sales.

●	If Beacon were to grow 4.5% and reach the low end of their EBITDA margin target by fiscal year 2026 (9%-11%) and were ascribed a 15 P/E ratio, the compound return would be approximately 15%.

Management

●

New CEO Julian Francis has refocused the company on its core Roofing/Exteriors business (divesting Interiors and substantially de-risking the balance sheet), and inward on branch productivity, margin improvement, organic growth, and realizing the benefits of scale.

●	Frank Lonegro, CFO, recently joined Beacon from CSX Corporation, where he was the CFO and Executive VP.

Investment Thesis

Beacon is a simple business driven by largely non-cyclical, non-discretionary demand. While Beacon has achieved scale in an industry that has consolidated substantially over the last decade, under prior management they were saddled with (1) a challenging and costly integration (2) substantial debt and interest costs, and (3) a separate Interiors business. Under their new CEO they sold Interiors, and are progressing on strategic initiatives. Strong industry fundamentals have led to rapid restoration of financial flexibility and Beacon’s future now looks solid. While expecting a sequential slowdown in growth (in part due to lower y/y storm activity) and a decline in margin, we think enhanced focus on organic growth and structural margin improvement should help reaccelerate future earnings, particularly as replacement demand will likely benefit from the strong build period from 2000-2006.

Thank you for your confidence in the FMI Common Stock Fund.

Appendix:

Bob Farrell’s Ten Market Rules to Remember

1.	Markets tend to return to the mean over time.
2.	Excesses in one direction will lead to an opposite excess in the other direction.
3.	There are no new eras — excesses are never permanent.
4.	Exponential rapidly rising or falling markets usually go further than you think, but they do not correct by going sideways.
5.	The public buys the most at the top and the least at the bottom.
6.	Fear and greed are stronger than long-term resolve.
7.	Markets are strongest when they are broad and weakest when they narrow to a handful of blue-chip names.
8.	Bear markets have three stages — sharp down, reflexive rebound and a drawn-out fundamental downtrend.
9.	When all the experts and forecasts agree — something else is going to happen.
10.	Bull markets are more fun than bear markets.

This shareholder letter is unaudited.

FMI Common Stock Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

During the fiscal year ended September 30, 2021, the FMI Common Stock Fund (“Fund”) had a total return of 50.49%.1 The benchmark Russell 2000 Index returned 47.68% in the same period. The last twelve month’s return of the Russell 2000 Value Index was 63.92%. Relative to the Russell 2000, sectors that aided relative performance included Health Technology, Technology Services, and Commercial Services. The outperformance in Health Technology was due to the Fund’s relatively low exposure versus the market. No direct exposure to Utilities and Health Services also added to relative performance. Insight Enterprises Inc. drove the results in Technology Services, as the company delivered above-average growth in a choppy demand environment. Interpublic Group of Cos. Inc. and Robert Half International Inc. rebounded from a depressed COVID-19 bottom, leading the results in Commercial Services. On the negative side of sector performance, Energy Minerals, Distribution Services, and Retail Trade all detracted. Energy stocks, particularly speculative ones, bounced dramatically from the COVID-19 bottom. The Fund doesn’t own any stocks in this sector. Equities that hurt in the Distribution Services area included Henry Schein Inc. and Herbalife Nutrition Ltd. Both are performing well fundamentally. All of the Fund’s Retail Services stocks were positive in the period, but deeply depressed mall-based retailers in the indices bounced hard off the bottom, driving strong relative performance versus the Fund.

Other stocks that helped performance included Zions Bancorporation N.A., Ryder System Inc., Houlihan Lokey Inc. — Cl A, Avery Dennison Corp., Carlisle Cos. Inc., and nVent Electric PLC. Solid earnings results were the common denominator with these investments. Other stocks that detracted from results included Plexus Corp., A.O. Smith Corp., W.R. Berkley Corp., Flowserve Corp., and CDK Global Inc. COVID-19 impacted Plexus’ Malaysian manufacturing footprint. The company is managing this situation well and the long-term impacts appear minimal. A.O. Smith and W.R. Berkley were both up during the period, and fundamentally they are solid, but they were not up as much as the market in this sector. Flowserve’s results have been slower to recover from COVID-19 and that has hurt relative stock performance. The managers remain optimistic about the prospects at Flowserve. CDK Global continues to deliver solid free cash flow growth, but the market appears to be concerned about the health of their auto dealer customer base. The managers feel that stronger dealers will continue to consolidate the market, which has been good for CDK Global historically.

New additions to the Fund over the past twelve months included nVent Electric, CDK Global, Brady Corp. — Cl A, LGI Homes Inc., LCI Industries, Simpson Manufacturing Co. Inc., Herbalife Nutrition, Concentrix Corp., KBR Inc., BJ’s Wholesale Club Holdings Inc. and Beacon Roofing Supply Inc. Stocks sold during the year included MSC Industrial Direct Co. Inc., Penske Automotive Group Inc., HD Supply Holdings Inc., Avery Dennison, W.R. Berkley, Armstrong World Industries Inc., and Graham Holdings Co. As of September 30, 2021, the Fund was significantly overweighted in Producer Manufacturing, Commercial Services, and Distribution Services, and meaningfully underweighted in Health Technology, Technology Services, and Energy Minerals.

The Russell 2000 trades at extremely high levels on nearly all measures of value including sales, earnings, assets, and cash flow. The Fund trades at a meaningful discount to the Russell 2000. Historically, the Fund, with its more cautious positioning, has tended to do relatively better when stock markets come under pressure, but there can be no assurances that the future will look like the past. The Fund managers note that nearly 47% of the stocks in the Russell 2000 lose money. The index benefits from passive inflows. Stocks should not grow in excess of their underlying fundamental performance indefinitely. Ultimately, the reversal of this phenomenon should help the Fund.

The Federal Reserve has undertaken an unprecedented policy of monetary accommodation over the past decade. The Fed’s balance sheet has more than doubled over the past two years. The price of money remains unusually low by historical standards’ and the managers believe that several negative effects, including low capital formation, high inflation, and currency debasement, are being ignored by the market. The Fed believes the current elevated rate of inflation is temporary; however, many elements, particularly higher wages and raw material costs, seem more enduring in nature. Rising rates tend to hurt growth stocks relative to value stocks.

Debt at both the corporate and government levels has grown significantly. Recent additions to the government debt totals are extraordinary by historical standards. U.S. total federal debt-to-GDP is well over 100%, and at the highest level in the post-WWII era. Corporate leverage, by some measures, is at a 50-year high. High leverage tends to increase downside risk when markets come under pressure. The Fund is less levered than the market.

[1]	The Common Stock Fund Investor Class (FMIMX) and the FMI Common Stock Fund Institutional Class (FMIUX) had a return of 50.49% and 50.68%, respectively, for the fiscal year ending 09/30/2021.

FMI Common Stock Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
(Continued)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FMI COMMON STOCK FUND –INVESTOR CLASS — THE RUSSELL 2000© INDEX(1) AND THE RUSSELL 2000© VALUE INDEX(2)

AVERAGE ANNUALIZED TOTAL RETURN
	Inception Date	1-Year	5-Year	10-Year	Inception through 9/30/2021
FMI Common Stock Fund – Investor Class	12/18/81	50.49%	12.26%	12.75%	11.91%
FMI Common Stock Fund – Institutional Class	10/31/16	50.68%	N/A	N/A	13.25%
Russell 2000 Index(1)*		47.68%	13.45%	14.63%	10.66%
Russell 2000 Value Index(2)*		63.92%	11.03%	13.22%	11.90%

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

(1)

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which comprises the 3,000 largest U.S. companies based on total market capitalization. The index is used herein for comparative purposes in accordance with SEC regulations.

(2)

The Russell 2000 Value Index includes equities that exhibit value characteristics and the Russell 2000 Growth Index includes equities that exhibit growth characteristics. The index is used herein for comparative purposes in accordance with SEC regulations.

*	The benchmark since inception returns are calculated since inception of the Investor Class, December 18, 1981 to September 30, 2021.

An investment cannot be made directly into an index.

FMI Common Stock Fund

SCHEDULE OF INVESTMENTS

September 30, 2021

Shares		Cost	Value
COMMON STOCKS — 98.5% (a)

COMMERCIAL SERVICES SECTOR — 21.0%
	Advertising/Marketing Services — 4.8%
1,230,000	Interpublic Group of Cos. Inc.	$21,189,276	$45,104,100
	Miscellaneous Commercial Services — 10.4%
315,000	CDK Global Inc.	15,824,113	13,403,250
96,000	Concentrix Corp.*	14,722,119	16,992,000
174,000	FTI Consulting Inc.*	19,681,508	23,437,800
925,000	Genpact Ltd.	16,564,615	43,946,750
		66,792,355	97,779,800
	Personnel Services — 5.8%
145,000	ManpowerGroup Inc.	9,023,747	15,700,600
385,000	Robert Half International Inc.	15,611,820	38,627,050
		24,635,567	54,327,650
CONSUMER DURABLES SECTOR — 1.0%
	Homebuilding — 1.0%
65,000	LGI Homes Inc.*	9,150,624	9,224,150
DISTRIBUTION SERVICES SECTOR — 12.2%
	Electronics Distributors — 3.3%
280,000	Arrow Electronics Inc.*	8,482,901	31,441,200
	Medical Distributors — 5.2%
425,000	Henry Schein Inc.*	24,238,573	32,368,000
387,000	Herbalife Nutrition Ltd.*	20,649,930	16,401,060
		44,888,503	48,769,060
	Wholesale Distributors — 3.7%
225,000	Applied Industrial Technologies Inc.	13,908,440	20,279,250
300,000	Beacon Roofing Supply Inc.*	15,391,908	14,328,000
		29,300,348	34,607,250
ELECTRONIC TECHNOLOGY SECTOR — 7.6%
	Aerospace & Defense — 1.3%
65,000	Huntington Ingalls Industries Inc.	10,705,544	12,548,900
	Electronic Components — 6.3%
890,000	nVent Electric PLC	17,860,096	28,773,700
345,000	Plexus Corp.*	26,363,182	30,846,450
		44,223,278	59,620,150
FINANCE SECTOR — 18.7%
	Finance/Rental/Leasing — 1.1%
130,000	Ryder System Inc.	5,367,997	10,752,300
	Investment Banks/Brokers — 5.0%
505,000	Houlihan Lokey Inc. — Cl A	27,006,898	46,510,500
	Life/Health Insurance — 2.7%
165,000	Primerica Inc.	22,333,444	25,348,950

The accompanying notes to financial statements are an integral part of this schedule.

FMI Common Stock Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Shares		Cost	Value
COMMON STOCKS — 98.5% (a) (Continued)
FINANCE SECTOR — 18.7% (Continued)
	Multi-Line Insurance — 1.3%
11,000	White Mountains Insurance Group Ltd.	$9,528,436	$11,765,710
	Real Estate Development — 4.5%
220,000	The Howard Hughes Corp.*	21,534,968	19,318,200
1,095,000	Kennedy-Wilson Holdings Inc.	20,012,567	22,907,400
		41,547,535	42,225,600
	Regional Banks — 4.1%
625,000	Zions Bancorporation N.A.	18,894,326	38,681,250
HEALTH TECHNOLOGY SECTOR — 3.4%
	Medical Specialties — 2.1%
340,000	Dentsply Sirona Inc.	11,251,015	19,737,000
	Pharmaceuticals: Major — 1.3%
570,000	Phibro Animal Health Corp.	15,184,184	12,277,800
PROCESS INDUSTRIES SECTOR — 2.1%
	Industrial Specialties — 2.1%
345,000	Donaldson Co. Inc.	14,756,033	19,806,450
PRODUCER MANUFACTURING SECTOR — 20.9%
	Building Products — 1.9%
145,000	A.O. Smith Corp.	5,421,114	8,855,150
88,000	Simpson Manufacturing Co. Inc.	9,894,714	9,413,360
		15,315,828	18,268,510
	Industrial Machinery — 5.1%
160,000	EnPro Industries Inc.	11,415,884	13,939,200
520,000	Flowserve Corp.	12,792,338	18,028,400
140,000	Woodward Inc.	5,679,554	15,848,000
		29,887,776	47,815,600
	Miscellaneous Manufacturing — 12.4%
170,000	Brady Corp. — Cl A	8,474,567	8,619,000
280,000	Carlisle Cos. Inc.	20,357,567	55,661,200
145,000	LCI Industries	20,885,048	19,521,350
1,025,000	TriMas Corp.*	22,995,022	33,169,000
		72,712,204	116,970,550
	Trucks/Construction/Farm Machinery — 1.5%
530,000	Trinity Industries Inc.	10,096,736	14,400,100

RETAIL TRADE SECTOR — 6.8%
	Specialty Stores — 6.8%
275,000	BJ’s Wholesale Club Holdings Inc.*	14,323,704	15,103,000
555,000	FirstCash Inc.	26,891,739	48,562,500
		41,215,443	63,665,500

The accompanying notes to financial statements are an integral part of this schedule.

FMI Common Stock Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Shares		Cost	Value
COMMON STOCKS — 98.5% (a) (Continued)

TECHNOLOGY SERVICES SECTOR — 4.8%
	Information Technology Services — 4.8%
285,000	Insight Enterprises Inc.*	$16,493,964	$25,672,800
485,000	KBR Inc.	18,798,585	19,109,000
		35,292,549	44,781,800
	Total common stocks	629,758,800	926,429,880

Principal Amount
SHORT-TERM INVESTMENTS — 1.2% (a)
	Bank Deposit Account — 1.2%
$ 11,279,460	U.S. Bank N.A., 0.006%^	11,279,460	11,279,460
	Total short-term investments	11,279,460	11,279,460
	Total investments — 99.7	$641,038,260	937,709,340
	Other assets, less liabilities — 0.3% (a)		2,561,873
	TOTAL NET ASSETS — 100.0%		$940,271,213

*	Non-income producing security.
^	The rate shown is as of September 30, 2021.
(a)	Percentages for the various classifications relate to total net assets.
PLC	Public Limited Company

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS as a percentage of net assets

as of September 30, 2021 (Unaudited)

FMI International Fund

and

FMI International Fund II – Currency Unhedged

(unaudited)	September 30, 2021

Dear Fellow Shareholders:

Global economic growth continues to recover from the COVID pandemic, although it has been slowed by the spread of the Delta variant. The reopening process has been impacted, weighing on manufacturing, trade, consumer spending, and business sentiment, among other areas. The current backdrop has led to a rotation right back into growth stocks, which have outperformed their value counterparts by around 7% since mid-May, an unfortunate development given our value orientation.

During the September quarter, the FMI International portfolios declined 1.86% (currency hedged)1 and 3.73% (currency unhedged),2 compared with an MSCI EAFE Index gain of 1.32% in local currency (LOC) and fall of 0.45% in U.S. Dollars (USD). The MSCI EAFE Value Index added 0.82% in LOC and fell 0.97% in USD, trailing the MSCI EAFE Growth Indices by about 1% during the period. The Consumer Services, Consumer Durables, and Utilities sectors were relative contributors for the FMI International portfolios, while Health Technology, Producer Manufacturing, and Electronic Technology lagged. Top individual performers were Vivendi, Sony Group Corp., and Yokogawa Electric Corp., as Smith & Nephew PLC, CK Hutchison Holdings Ltd., and Fresenius Medical Care AG & Co. KGaA underperformed. A strong USD boosted FMI’s currency hedged performance.

Overall, we are optimistic about the long-term global economic outlook. COVID-19 should eventually exhaust itself through a combination of vaccination and infection, and a return to normal business activities ought to ensue. However, uncertainty is heightened in the near term, which may lead to additional bumps in the road.

Inflation & Labor Shortages: Not Just a U.S. Problem

Inflation is rising in many countries around the world as economies rebound but are faced with increasing wages, shelter costs, energy and commodity prices, transportation expenses, and supply chain constraints. Shortages of semiconductors and other important manufacturing components are also contributing to higher prices. Unprecedented stimulus has added fuel to the fire, as global central banks continue to print money relentlessly. Although some of these factors will prove transitory in nature, we find ourselves among the minority of investors who believe higher inflation will be here to stay.

While the U.S. is facing consumer price inflation of over 5% (year-over-year), Eurozone inflation has risen to its highest level in nearly a decade, hitting a headline rate of 3% in August, well above the European Central Bank’s (ECB) target of 2%.3 Similarly, UK consumer prices rose 3.2% in August, up from 2% in July. This is the largest month-over-month increase since records began in January of 1997.4 The European Union (EU) has been facing worker shortages driven by “the disruption of intra-EU mobility and migration flows, by workers switching sectors during the pandemic, and by workers’ reluctance to take up jobs in certain sectors because of concerns over wages and working conditions,” according to Eurofound.5 Brexit is also a factor, as it has created additional barriers for the movement of labor between the UK and EU.

[1]

The FMI International Fund (currency hedged) Investor Class (FMIJX) and the FMI International Fund (currency hedged) Institutional Class (FMIYX) had a return of -1.86% and -1.83%, respectively, for the third quarter of 2021.

[2]	The FMI International Fund (unhedged) Institutional Class (FMIFX) had a return of -3.73% for the third quarter of 2021.
[3]	Martin Arnold. “Decade-high eurozone inflation raises heat on ECB to cut stimulus.” Financial Times, August 31, 2021.
[4]	Matt Clinch. “UK inflation rate posts biggest increase since records began.” Reuters, September 15, 2021.
[5]	Tina Weber and Dragos Adascalitei. “The pandemic aggravated labour shortages in some sectors; the problem is now emerging in others.” Eurofound, July 20, 2021.

Meanwhile in China, producer price inflation rose 9.5% in August, a 13-year high.6 Material costs and labor shortages have soared. The Wall Street Journal (WSJ) reports that “with global demand for Chinese goods surging this year, factory owners say they are struggling to fill jobs that make everything from handbags to cosmetics.” Weak demographics, including a shrinking and aging labor pool, continue to be structural headwinds. “China’s working age population, defined as people between 15 and 59, fell to 894 million last year, or 63% of the total population. That was down from 939 million in 2010, or 70% of total population at the time, according to the country’s once-in-a-decade census data. China’s workforce is expected to drop by about 35 million over the next five years, according to official estimates,” per the WSJ. Furthermore, young workers are opting for less physically demanding or better paying service-industry jobs.7 It will take higher compensation to attract much-needed workers back into the manufacturing sector.

This dynamic has the potential to create significant global inflationary pressures. The world has become hooked on cheap Chinese imports, and China’s exporters are now raising prices for the goods they sell abroad. Low-cost labor in China was the driving force for keeping prices low across a host of product categories. To make matters worse, shipping costs from China have also risen dramatically, due in part to port bottlenecks and container shortages, as illustrated in the accompanying chart.

While freight expenses should eventually normalize, rising wages may be stickier and harder to dial back. Layer in the fact that global money supply has grown much faster than output (courtesy of $32 trillion of fiscal and monetary stimulus in 2020-21),8 and it may be difficult to put the inflation genie back in the bottle. As outlined in our June letter, we believe the FMI International portfolios are well-positioned for higher inflation and interest rates, should they become a lasting reality.

China: Self-Inflicted Wounds

Unfortunately, China’s businesses appear to have other pressing issues on their hands. The Chinese government has aggressively cracked down on the private sector, sending ripples across e-commerce, financial technology, for-profit education, ride-sharing, and real estate development, to name a few. The government blocked the highly anticipated IPO of Alibaba Group Holding Ltd. affiliate Ant Group Co. Ltd.; turned the country’s $120 billion private tutoring sector into a non-profit; hit Alibaba and Tencent Holdings Ltd. with big fines; initiated a cybersecurity review of ride-share company DiDi Global Inc. while ordering the removal of the company’s app from online stores; limited the amount of time children are allowed to play online video games; and capped borrowing for indebted property developers. The WSJ reports that many believe the government is “just getting started in its push to realign the relationship between private business and the state, with a goal of ensuring companies do more to serve the Communist Party’s economic, social and national-security concerns.”9

[6]	“China’s factory inflation hits 13-year high as materials costs soar.” Reuters, September 9, 2021.
[7]	Stella Yifan Xie and Liyan Qi. “Chinese Factories Are Having Labor Pains—’We Can Hardly Find Any Workers’.” The Wall Street Journal, August 25, 2021.
[8]	Michael Hartnett, David Jones, Shirley Wu, and Myung-Jee Jung. “The Flow Show: Reconciliation, taxation & stagflation.” BofA Global Research, September 9, 2021.
[9]	Jing Yang, Keith Zhai, and Quentin Webb. “China’s Corporate Crackdown Is Just Getting Started. Signs Point to More Tumult Ahead.” The Wall Street Journal, August 5, 2021.

Investors have clearly taken notice. From a February high, China’s top six technology stocks have lost nearly $1 trillion in market cap, while the NASDAQ Golden Dragon China Index, which consists of Chinese companies publicly traded in the U.S., is down approximately 50%. China Evergrande Group, one of China’s largest property developers, is on the brink of collapse, with deteriorating cash flows and more than $300 billion in liabilities. The consensus view is that Evergrande is not China’s “Lehman Brothers moment,” as the fallout is likely to be contained by government intervention. That said, fears of “contagion” appear justified, with real estate alone accounting for a significant portion of the country’s GDP (14% direct, or upwards of 25% when factoring in indirect activity).10 Furthermore, the Chinese economy has taken on an enormous amount of debt in recent years (in part due to the property boom), and high leverage always increases the risk profile. Additional dominoes may be poised to fall.

As we have explained in prior letters, we have refrained from investing directly in mainland China. To date, we have not been able to get comfortable with the authoritarian government, rule of law, poor levels of disclosure, management distrust, accounting practices, and subpar corporate governance. While this stance may change over time, as we continue to evaluate the state of affairs, recent data points (described above) do not instill confidence. For the time being we will continue to watch from the sidelines.

To Build or to Buy

On a more positive note, world capital expenditure (capex) is on the rise and broad-based across geographic regions and business sectors. Global investment is projected to increase 13% this year according to S&P Global Ratings, with particular strength in semiconductors, retail, software, and transportation. Morgan Stanley economists expect global capex to reach 115% and 121% of pre- recession levels by the end of 2021 and 2022, respectively. This would be a strong showing when compared with previous downturns. Following the 2008-09 financial crisis, for example, weak investment lasted for a number of years, dragging growth, productivity, employment, and wages down with it.11

[10]	David Rosenberg. “Breakfast with Dave.” Rosenberg Research, September 20, 2021.
[11]	Enda Curran. “Capex Booms as Companies Prepare for a Post-Pandemic World.” Bloomberg, September 11, 2021.

For much of the subsequent period, corporations have been obsessed with mergers and acquisitions (M&A), in lieu of organic business investment. Ultra-low interest rates have played no small part. Even today, we are on pace to set a record for global M&A activity in 2021, with nearly $4 trillion spent year-to-date (up from $2.6 trillion in 2019).12 However, we do not believe acquisitions at nosebleed valuations are an effective way to grow an economy, and would much prefer to see companies focus their efforts inward.

M&A activity should start to cool once interest rates normalize, which could go a long way toward improving future growth prospects. Fortunately, the Federal Reserve and ECB appear to be slowly inching toward tapering their quantitative easing programs, an important first step. The sooner they take away the proverbial “punch bowl” the better!

Temporary Clouds: Acute COVID Pressure

As a result of the Delta variant’s emergence, we have suffered idiosyncratic moves in several of our holdings, outlined below. While the businesses face near-term fundamental pressures, the long-term investment opportunities remain attractive:

Fresenius Medical Care AG & Co. KGaA (FME GR) is the number one global provider of life-saving products and services for patients with chronic kidney failure and end-stage renal disease (ESRD). As morbid as it may sound, COVID-19 has led to significant “excess mortality” in their patient base. This has pushed growth out into the future. A decline toward very little excess mortality is inevitable (likely sometime in 2022). At that point, the company’s dialysis services patient base should stabilize and return to unit growth, and international penetration should resume. Growing patients means more non-acute treatments (three times per week), and more razor-and-blade sales for the company’s leading dialysis equipment business and integrated downstream businesses (including pharmacy). The company should then be able to rightsize its cost structure and continue making progress on its strategic initiatives. Ultimately, ESRD patients should grow mid-single- digits globally and at least low-single-digits in North America due to long-term trends in diabetes, obesity, and other lifestyle factors. The stock is trading at around 15 times depressed earnings, and being held down by a temporary cloud that should eventually clear.

Smith & Nephew PLC (SN/ LN) is a leading global medical technology company focused on joint repair, reconstruction, and replacement, as well as wound management. Around 70% of the company’s products are used in procedures that can be deemed “elective” (deferrable, but not indefinitely). During 2020, many procedures were postponed due to COVID-19. In the most recent quarter, product demand was above 2019 levels, but the near-term outlook became constrained by increasing procedure deferrals in Japan, Australia, and parts of Asia. This, when combined with other temporary factors (higher research and development expenses, foreign exchange headwinds, and rising shipping costs), led to a selloff in the stock. Meanwhile, pent-up demand continues to build; bad hips and knees have not gone away, but have instead gotten worse, while sports have largely resumed. With upgraded management, rising new product vitality, and solid overall growth drivers, the company should grow the top line in the mid-single-digits during normal times, while continuing to slowly chip away at a 500+ basis point margin gap versus peers. The stock trades at a significant discount to the market and its competitors, which we do not believe is warranted.

Safran S.A. (SAF FP) is a French manufacturer of aerospace propulsion and equipment systems. Its narrowbody engine franchise is one of the best aerospace assets in the world. We believe that people will slowly return to traveling as COVID-19 dissipates, just as they have after every other demand shock. There is early evidence of this in countries with high vaccination rates. The company was handily profitable and generated positive free cash flow during 2020, the worst year in aviation history. The balance sheet is in great shape and we believe margins will be structurally higher post-COVID. The shares recently sold off due to concerns around the Delta variant’s impact on travel. Notwithstanding this near-term blip, we believe the earnings and valuation multiples could surpass pre-COVID levels within the next three years, providing 50%+ of upside potential.

[12]	James Fontanella-Khan. “M&A on track to break records after $4tn of deals so far this year.” Financial Times, September 5, 2021.

Despite a challenging backdrop that has been difficult for fundamental, value-orientated investors, we continue to stay the course. Our shareholders expect us to deliver attractive risk-adjusted returns. Today, investors are focused on returns, with little care for the risk side of the equation. Factors of great importance to FMI (business quality, balance sheet strength, downside protection and valuations) have seemingly become an afterthought in today’s speculative-driven stock market. While the current market dynamics have gone on a lot longer than we expected, we do believe that the cycle will inevitably turn. Until then, the team continues to increase our investment in the Funds right alongside our shareholders.

Outlined below are a couple of additional investments where we have recently found value:

Rexel S.A. (RXL FP)

(Analyst: Andy Ramer)

Description

Rexel is a leading global distributor of low and ultra-low voltage electrical products to professional customers, with sales of € 12.6 billion in 2020. The company serves the needs of a large variety of customers, with 650,000 active customers in commercial (43% of sales), industrial (29%), and residential (28%) end markets through 1,900 branches. The product offering of over two million active stock-keeping units covers Electrical Installation Equipment (44%), Cables & Conduits (22%), Lighting (15%), Climate Control (6%), Tools (4%), Software & Specific Services (3%), Renewable Energies & Energy Management (3%), Security & Communication (2%), and White & Brown Goods (1%). The geographic mix consists of Europe (56% of sales, 66% of profit), North America (35%, 30%), and Asia-Pacific (9%, 4%).

Good Business

●

Rexel is a key value-added partner for suppliers and customers. The company’s service- oriented business model helps support its industry-leading position in a large and fragmented market. Rexel’s differentiating qualities include its technical expertise, intensity of customer training, growing omnichannel presence, and increasing support for decision-making. These factors are critical given the bespoke installation nature of the products.

●

The company distributes critical products that help manage power more reliably, safely, and sustainably. Order frequency is high, as on average, most customers place an order every other day. Within the commercial area, approximately 50% to 60% of the European market and 30% of the U.S. market is retrofit.

●

Return on invested capital (ROIC) excluding goodwill was in the mid-teens at the cycle bottom in 2020 (mid-twenties on tangible capital) and the outlook for return on incremental invested capital is attractive, driven by organic growth, margin expansion, tight management of working capital, and low capital intensity of the business.

●	This is an easy business to understand.

●

Net debt is at the lowest level since the 2007 IPO. The leverage ratio of 1.8 times is an appropriate level for a distributor, given the countercyclical characteristics of the business model. The business is highly free cash-generative and cash conversion should improve further with capex and working capital levels now stable following a period of investment.

Valuation

●	Rexel is being valued at 10.5 times 2021 estimated earnings per share.

●	Enterprise value-to-2021 estimated earnings before interest and tax multiple (EBIT) is 9 times.

●	2021 estimated free cash flow yield value is 7%.

Management

●

Activist investor Cevian Capital AB owns 20% of Rexel, has a representative on the company’s board of directors, and instituted new governance and management in mid-2016. The company’s performance has since improved markedly, and it is focused on profitable growth and value creation.

●

Ian Meakins has served as Chairman since July 2016. He is credited with turning Ferguson around (while CEO of Wolseley) from July 2009 to August 2016. Under his stewardship, Wolseley was able to significantly improve Ferguson’s profitability by focusing the organization on regional leadership positions, high customer service, and pricing management.

●

Guillaume Texier succeeded Patrick Berard as CEO in September 2021. Mr. Berard, who was in his final term as CEO, repaired the company, deleveraged the balance sheet, refocused it on customers, made it more agile, and invested heavily in its digital transformation. Berard will remain at Rexel until March 2022 to ensure a smooth transition. Texier had a distinguished career at Compagnie de Saint-Gobain and his skillset is well-suited for Rexel.

●	Compensation is tied to growth in organic sales, margins, EBITA,13 working capital, free cash flow, and digital sales.

Investment Thesis

Rexel has done most of the heavy lifting on the turnaround and investments and has entered the execution phase. The company is well-positioned to benefit from the positive structural trends in its industry, such as growth in electricity consumption, increased energy efficiency and reduction in emissions, and growth in the number of connected devices, as well as share gains from small and mid-sized players who do not have the wherewithal to invest into digital transformation. Annual organic sales growth of 3-4% would translate into EBIT growth of 11-12% per annum, which when combined with a dividend yielding nearly 3.0% and the potential for multiple expansion, offers an attractive total return opportunity.

NOF Corp. (4403 JP)

(Analyst: Matt Sullivan)

Description

NOF Corporation is a Japanese specialty chemicals company headquartered in Tokyo that primarily sells into cosmetics and toiletries, life sciences, auto, and HVAC end markets. Approximately 70% of the company’s sales come from Japan and 30% elsewhere. NOF reports in three main business segments: Functional Chemicals (64% of sales, 56% of operating profit), Life Sciences (18%, 37%), and Other (18%, 7%). The company’s origins trace back to 1921.

Good Business

●	The company earns an attractive 20% ROIC, excluding net cash and investments on the balance sheet.

●	Products require years of research and development, and many are tailored to meet customer needs. Once they get specified into an end product, switching costs disincentivize change.

●

NOF’s products are a small part of customers’ costs, but are important and value-additive to their end products; many of the products are consumed, and therefore, the business exhibits recurring revenue characteristics.

[13]	Earnings before interest, taxes, and amortization.

●	NOF operates in niche, growing markets where competition is often limited, and it has a broad product lineup sold into a number of different end markets.

●	The company’s products are necessary, the business is easy to understand, and its balance sheet is strong with net cash.

Valuation

●

The stock is trading at approximately 17 times our next 12-month earnings per share estimate, excluding net cash and investments on the balance sheet. We believe this is an attractive valuation, given the company’s growth prospects and return profile.

●	The company’s fundamentals continue to be resilient throughout the Coronavirus pandemic, which we believe justifies an expanded multiple.

Management

●	Takeo Miyaji has been CEO since June 2018, and has also worked at the company in a number of different management positions since 1980.

●	Akiharu Kobayashi has been Chairman since June 2018. Previously, he was CEO from June 2012 to June 2018, and has worked with the company since April 1979 in numerous management positions.

●

The management team is focused on organic sales growth and expanding operating margins, and has demonstrated that they care about shareholder returns. In addition to paying a dividend, they’ve also returned cash through consistent share repurchases over time. This is unique behavior relative to most Japanese companies we have observed.

Investment Thesis

NOF is a high-quality business that generates a strong ROIC, emphasizes organic profit growth, and has a fortress net cash balance sheet. We believe that over the next several years, the company has the ability to compound sales at a mid-single-digit annual rate, and profits at an upper-single- digit annual rate. After factoring in share repurchases and the company’s 1.2% dividend yield, investors have the potential to earn a low-double-digit to low-teens annual return from the stock without multiple expansion. Given the growth expectations, the return profile, and the stability the business has displayed throughout the pandemic, we believe the stock is trading at an attractive valuation.

Thank you for your continued support of the FMI International Funds.

This shareholder letter is unaudited.

FMI International Fund and FMI International Fund II – Currency Unhedged

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

During the fiscal year ended September 30, 2021, the FMI International Funds gained 27.70%1 (“currency hedged fund”) and 26.96%2 (“currency unhedged fund”). Over the same period, the MSCI EAFE Index, (“Index”) increased by 27.20% in local currency (LOC) and 25.73% in U.S. Dollars (USD), while the MSCI EAFE Value Index (“Value Index,”) rose by 31.74% in LOC and 30.66% in USD. During the period, the currency hedged fund and currency unhedged fund (“Funds”) outperformed their respective index and underperformed the Value Index, both in LOC and USD. The Funds’ underweight sector exposure to Finance and Energy accounted for the entire underperformance versus the Value Index.

The Funds’ relative performance was aided by the Consumer Services, Communications, and Electronic Technology sectors. Not having exposure to Utilities also helped, as the sector underperformed the Index and the Value Index (“Indices”). Bollore and Vivendi led the performance in the Consumer Services sector, as both holdings (Bollore is Vivendi’s largest shareholder) benefited from strong fundamentals in music and Vivendi’s decision to separate Universal Music Group N.V. The Communications sector was boosted by Shaw Communications Inc., after Rogers Communications Inc. agreed to acquire the company at a premium. Samsung Electronics Co. Ltd. drove the performance in Electronic Technology, due to positive supply and demand dynamics in the global memory markets for most of the year.

Conversely, the Consumer Non-Durables, Finance, and Health Services sectors all weighed on the Funds’ relative performance. Not having exposure to Energy Minerals also hurt, as the sector outperformed the Indices. In Consumer Non-Durables, emerging market exposure dragged down Unilever PLC’s relative performance, as did a struggling North American laundry business at Henkel AG & Co. KGaA. Both companies are dealing with rising input costs. Our financial companies outperformed, but we were significantly underweight Finance in both Indices, which hurt our relative performance. In Health Services, Fresenius Medical Care AG & Co. KGaA was negatively impacted by “excess mortality” in its patient base, a direct result of the COVID-19 pandemic.

Additional stocks that performed well included CNH Industrial N.V., Jardine Matheson Holdings Ltd., Sony Group Corp., and Schlumberger Ltd., while Koninklijke Philips N.V., Smith & Nephew PLC, LG Household & Health Care Ltd., and Secom Co. Ltd. each detracted. Currency hedging was a tailwind, as the USD strengthened.

It was an active year in the Funds, as we added 13 new positions to the portfolios, while selling 12. New additions included Fresenius, Roche Holding AG, SAP SE, Rexel S.A., and DBS Group Holdings Ltd., to name a few. We sold long-term holdings in Accenture PLC, Adecco Group AG, Fairfax Financial Holdings Ltd., Compass Group PLC, and Bureau Veritas S.A., among others. Several holdings were boosted or trimmed during the period.

As of September 30, 2021, the Funds were significantly overweight in Retail Trade, Commercial Services, and Electronic Technology versus the Indices, and underweight in Finance, Energy Minerals, and Utilities. The Funds are overweight the United Kingdom, South Korea, and the Netherlands, and underweight Japan, Switzerland, and France.

At the completion of the December 31, 2020 quarter, we were pleased to announce that the currency hedged fund reached its 10-year milestone. Our stock picking landed us in the top decile of performance within several value and core peer groups during the time period.

Over the course of the fiscal year, world economic output continued to recover from the pandemic, as vaccines were administered, economies reopened, and growth prospects brightened. While growth was slowed by the Delta variant in the September quarter, the long-term business outlook looks strong. Value investing had a brief resurgence in the December and March quarters, as the Value Index outperformed the MSCI EAFE Growth Index (“Growth Index”) for the first time since 2018, before giving up some ground in the June and September periods. The Value Index outperformed the Growth Index by over 9% for the full fiscal year. “Deep” value stocks (e.g., lower-quality, significantly out-of-favor, having poor balance sheets), including the Finance and Energy sectors, led the charge. FMI’s focus on business quality and conservative balance sheets weighed on the relative comparison versus the Value Index.

[1]

The FMI International Fund (currency hedged) Investor Class (FMIJX) and the FMI International Fund (currency hedged) Institutional Class (FMIYX) had a return of 27.70% and 27.88%, respectively, for the fiscal year ending 9/30/2021.

[2]	The FMI International Fund (currency unhedged) Institutional Class (FMIFX) had a return of 26.96% for the fiscal year ending 9/30/2021.

FMI International Fund and FMI International Fund II – Currency Unhedged

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

Stock valuations remain expensive in absolute terms, as an unprecedented level of global fiscal and monetary stimulus ($32 trillion in 2020-21) and ultra-low interest rates have driven speculation in financial markets. Valuations being elevated is especially true when considering that material and labor costs are on the rise. Corporate margins are likely to come under pressure, especially for weaker businesses in competitive industries. Higher interest rates are also a risk, and could weigh on profitability (financing costs), as well as valuation multiples (higher discount rates). We believe the Funds are well-positioned for this environment. On a relative basis, a compelling case can be made for foreign versus U.S. stocks, and value versus growth stocks, as the former trade at a significant discount to the latter. With a fundamentally driven value-oriented approach, the Funds aim to deliver attractive risk-adjusted returns by owning high-quality, durable businesses with robust balance sheets and strong management teams, and that trade at discount valuations. This has been a winning formula over FMI’s 40-year history, and we hope to deliver more of the same.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

FMI INTERNATIONAL FUND – INVESTOR CLASS — MSCI EAFE(1) AND MSCI EAFE VALUE(2)

AVERAGE ANNUALIZED TOTAL RETURN
	Inception Date	1-Year	5-Year	10-Year	Inception through 9/30/2021
FMI International Fund – Investor Class	12/31/10	27.70%	6.22%	9.79%	8.05%
FMI International Fund – Institutional Class	10/31/16	27.88%	N/A	N/A	6.69%
MSCI EAFE Net (LOC)(1)*		27.20%	9.01%	10.10%	7.66%
MSCI EAFE Net (LOC) Value(2)*		31.74%	6.12%	7.98%	5.78%
MSCI EAFE Net (USD)(1)*		25.73%	8.81%	8.10%	5.90%
MSCI EAFE Net (USD) Value(2)*		30.66%	5.96%	5.97%	4.02%

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

FMI International Fund and FMI International Fund II – Currency Unhedged

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

(1)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI EAFE Index is unmanaged and investors cannot invest directly in the Index. Index results are inclusive of dividends and net of foreign withholding taxes. The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. The index is used herein for comparative purposes in accordance with SEC regulations.

(2)

The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The index is used herein for comparative purposes in accordance with SEC regulations.

The MSCI EAFE and MSCI EAFE Value Index are calculated in local currency (LOC) as well as in U.S. dollars (USD). The concept of a LOC calculation excludes the impact of currency fluctuations. All currencies of listing are considered in the Index calculation in LOC where current prices (t) and previous day prices (t-1) are converted into USD using the same exchange rate (exchange rate t-1) in the numerator and denominator. As a consequence, the FX factor drops out of the equation. The USD calculation includes exchange rates at t and t-1. Therefore, the LOC calculation only represents the price appreciation or depreciation of the securities, whereas the USD calculation also accounts for the performance of the currency (or currencies) relative to the USD. MSCI EAFE and MSCI EAFE Value is a service mark of MSCI Barra.

*	The benchmark since inception returns are calculated since inception of the Investor Class, December 31, 2010 to September 30, 2021.

An investment cannot be made directly into an index.

FMI International Fund and FMI International Fund II – Currency Unhedged

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI INTERNATIONAL FUND II — CURRENCY UNHEDGED –
INSTITUTIONAL CLASS — MSCI EAFE(1) AND MSCI EAFE VALUE(2)

AVERAGE ANNUALIZED TOTAL RETURN

	Inception Date	1-Year	Inception through 9/30/2021
FMI International Fund II – Currency Unhedged – Institutional Class	12/31/19	26.96%	5.29%
MSCI EAFE Net (USD)(1)*		25.73%	9.28%
MSCI EAFE Net (USD) Value(2)*		30.66%	3.79%

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

(1)	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI EAFE Index is unmanaged and investors cannot invest directly in the Index. Index results are inclusive of dividends and net of foreign withholding taxes. The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. The index is used herein for comparative purposes in accordance with SEC regulations.

FMI International Fund and FMI International Fund II – Currency Unhedged

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

(2)	The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The index is used herein for comparative purposes in accordance with SEC regulations.

MSCI EAFE and MSCI EAFE Value is a service mark of MSCI Barra.

*	The benchmark since inception returns are calculated since inception of the Institutional Class, December 31, 2019 to September 30, 2021.

An investment cannot be made directly into an index.

FMI International Fund

SCHEDULE OF INVESTMENTS

September 30, 2021

Shares		Cost	Value
LONG-TERM INVESTMENTS — 96.4% (a)

COMMON STOCKS — 88.2% (a)

COMMERCIAL SERVICES SECTOR — 8.1%
	Advertising/Marketing Services — 2.2%
5,650,000	WPP PLC (Jersey) (b)	$73,595,059	$75,696,274
	Miscellaneous Commercial Services — 5.9%
1,210,000	DKSH Holding AG (Switzerland) (b)	66,042,355	94,645,207
560,000	Secom Co. Ltd. (Japan) (b)	32,776,772	40,503,696
2,515,000	Universal Music Group N.V. (Netherlands)	74,781,831	67,339,540
		173,600,958	202,488,443
COMMUNICATIONS SECTOR — 1.7%
	Wireless Telecommunications — 1.7%
1,560,000	Millicom International
	Cellular S.A. (Luxembourg)*	73,873,857	56,394,000
CONSUMER DURABLES SECTOR — 6.8%
	Electronics/Appliances — 5.3%
1,640,000	Sony Group Corp. (Japan) (b)	88,971,699	182,070,754
	Home Furnishings — 1.5%
4,250,000	Howden Joinery Group PLC (Britain) (b)	31,715,599	51,164,698
CONSUMER NON-DURABLES SECTOR — 6.1%
	Household/Personal Care — 6.1%
1,175,000	Henkel AG & Co. KGaA (Germany) (b)	109,350,916	101,079,203
1,990,000	Unilever PLC (Britain) (b)	83,812,989	107,735,367
		193,163,905	208,814,570
CONSUMER SERVICES SECTOR — 7.3%
	Media Conglomerates — 0.9%
2,515,000	Vivendi (France) (b)	46,310,305	31,663,614
	Movies/Entertainment — 3.2%
18,950,000	Bolloré (France) (b)	68,708,089	109,432,003
	Other Consumer Services — 3.2%
46,000	Booking Holdings Inc. (United States)*	79,468,114	109,198,020
DISTRIBUTION SERVICES SECTOR — 6.9%
	Wholesale Distributors — 6.9%
1,330,000	Ferguson PLC (Jersey) (b)	69,017,932	184,633,146
2,575,000	Rexel S.A. (France) (b)	52,675,258	49,615,248
		121,693,190	234,248,394
ELECTRONIC TECHNOLOGY SECTOR — 4.4%
	Aerospace & Defense — 2.7%
725,000	Safran S.A. (France) (b)	78,236,984	91,698,138
	Electronic Equipment/Instruments — 1.7%
3,340,000	Yokogawa Electric Corp. (Japan) (b)	59,113,396	58,254,798

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Shares		Cost	Value
LONG-TERM INVESTMENTS — 96.4% (a) (Continued)

COMMON STOCKS — 88.2% (a) (Continued)

FINANCE SECTOR — 8.4%
	Major Banks — 4.9%
4,173,500	DBS Group Holdings Ltd. (Singapore) (b)	$93,778,132	$92,479,006
122,700,000	Lloyds Banking Group PLC (Britain) (b)	61,604,332	76,371,190
		155,382,464	168,850,196
	Multi-Line Insurance — 1.0%
920,000	Arch Capital Group Ltd. (Bermuda)*	36,320,220	35,125,600
	Property/Casualty Insurance — 2.5%
495,000	Chubb Ltd. (Switzerland)	65,376,844	85,872,600
HEALTH SERVICES SECTOR — 2.7%
	Medical/Nursing Services — 2.7%
1,300,000	Fresenius Medical Care
	AG & Co. KGaA (Germany) (b)	104,796,317	91,187,284
HEALTH TECHNOLOGY SECTOR — 7.3%
	Medical Specialties — 5.3%
2,325,000	Koninklijke Philips N.V. (Netherlands) (b)	107,476,891	103,292,228
4,480,000	Smith & Nephew PLC (Britain) (b)	82,640,776	77,180,717
		190,117,667	180,472,945
	Pharmaceuticals: Major — 2.0%
190,000	Roche Holding AG (Switzerland) (b)	67,068,415	69,344,295
INDUSTRIAL SERVICES SECTOR — 2.0%
	Oilfield Services/Equipment — 2.0%
2,345,000	Schlumberger Ltd. (Curacao)	87,073,216	69,505,800
PROCESS INDUSTRIES SECTOR — 3.4%
	Chemicals: Specialty — 1.7%
1,050,000	NOF Corp. (Japan) (b)	56,643,134	59,111,606
	Industrial Specialties — 1.7%
540,000	Akzo Nobel N.V. (Netherlands) (b)	33,947,950	59,002,718
PRODUCER MANUFACTURING SECTOR — 10.2%
	Building Products — 1.9%
4,950,000	Sanwa Holdings Corp. (Japan) (b)	63,035,531	64,353,960
	Industrial Conglomerates — 4.9%
1,015,000	Jardine Matheson Holdings Ltd. (Bermuda) (b)	67,258,773	53,651,154
5,850,000	Smiths Group PLC (Britain) (b)	93,239,447	112,804,335
		160,498,220	166,455,489
	Industrial Machinery — 1.5%
1,375,000	Nabtesco Corp. (Japan) (b)	51,410,830	51,988,540
	Trucks/Construction/Farm Machinery — 1.9%
3,930,000	CNH Industrial N.V. (Netherlands) (b)	36,107,923	66,059,376

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Shares		Cost	Value
LONG-TERM INVESTMENTS — 96.4% (a) (Continued)

COMMON STOCKS — 88.2% (a) (Continued)

RETAIL TRADE SECTOR — 10.1%
	Discount Stores — 5.5%
23,590,000	B&M European Value
	Retail S.A. (Luxembourg) (b)	$94,813,612	$187,149,304
	Food Retail — 1.4%
1,176,000	Greggs PLC (Britain) (b)	33,749,916	46,368,935
	Specialty Stores — 3.2%
16,150,000	CK Hutchison Holdings Ltd.
	(Cayman Islands) (b)	160,694,861	107,738,755
TECHNOLOGY SERVICES SECTOR — 1.5%
	Packaged Software — 1.5%
380,000	SAP SE (Germany) (b)	48,849,429	51,386,921
TRANSPORTATION SECTOR — 1.3%
	Air Freight/Couriers — 1.3%
360,000	Expeditors International of
	Washington Inc. (United States)	22,518,090	42,886,800
	Total common stocks	2,556,855,794	3,013,984,830

PREFERRED STOCKS — 8.2% (a)

CONSUMER NON-DURABLES SECTOR — 3.1%
	Household/Personal Care — 3.1%
825,000	Amorepacific Corp. (South Korea) (b)	55,372,300	48,987,178
105,000	LG Household & Health
	Care Ltd. (South Korea) (b)	30,865,104	56,731,459
		86,237,404	105,718,637
ELECTRONIC TECHNOLOGY SECTOR — 5.1%
	Telecommunications Equipment — 5.1%
3,005,000	Samsung Electronics Co.
	Ltd. (South Korea) (b)	54,912,737	175,307,818
	Total preferred stocks	141,150,141	281,026,455
	Total long-term investments	2,698,005,935	3,295,011,285

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal Amount		Cost	Value
SHORT-TERM INVESTMENTS — 1.1% (a)
	Bank Deposit Account — 1.1%
$37,112,376	U.S. Bank N.A., 0.006%^	$37,112,376	$37,112,376
	Total short-term investments	37,112,376	37,112,376
	Total investments — 97.5%	$2,735,118,311	3,332,123,661
	Other assets, less liabilities — 2.5% (a)		85,572,667
	TOTAL NET ASSETS — 100.0%		$3,417,696,328

*	Non-income producing security.

^	The rate shown is as of September 30, 2021.

(a)	Percentages for the various classifications relate to total net assets.

(b)	Security does not trade during New York Stock Exchange hours, provided that certain foreign exchanges may trade during a portion of the New York Stock Exchange hours, and has been valued in accordance with the procedures discussed in Note 1(a) to the financial statements and has been classified as Level 2.

As of September 30, 2021, the aggregate value of these securities was $2,828,688,925.

PLC	Public Limited Company

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund

SCHEDULE OF FORWARD CURRENCY CONTRACTS

September 30, 2021

Settlement Date	Counterparty	Currency to be Delivered	U.S. $ Value on September 30, 2021 of Currency to be Delivered	Currency to be Received	U.S. $ Value on September 30, 2021 of Currency to be Received	Unrealized Appreciation (Depreciation)
10/22/21	State Street Bank and Trust Co.	655,000,000 British Pound	$882,572,460	909,022,100 U.S. Dollar	$909,022,100	$26,449,640

10/22/21	The Bank of New York Mellon	720,000,000 Euro	834,369,367	852,957,360 U.S. Dollar	852,957,360	18,587,993

10/22/21	The Bank of New York Mellon	885,000,000 Hong Kong Dollar	113,693,469	113,974,423 U.S. Dollar	113,974,423	280,954

10/22/21	JPMorgan Chase Bank, N.A.	41,500,000,000 Japanese Yen	372,939,669	376,954,372 U.S. Dollar	376,954,372	4,014,703

10/22/21	State Street Bank and Trust Co.	90,000,000 Singapore Dollar	66,280,791	66,486,415 U.S. Dollar	66,486,415	205,624

10/22/21	State Street Bank and Trust Co.	25,000,000 Singapore Dollar	18,411,331	18,328,446 U.S. Dollar	18,328,446	(82,885)

10/22/21	State Street Bank and Trust Co.	345,000,000,000 South Korea Won	291,267,161	300,067,841 U.S. Dollar	300,067,841	8,800,680

10/22/21	JPMorgan Chase Bank, N.A.	145,000,000 Swiss Franc	155,674,106	158,551,907 U.S. Dollar	158,551,907	2,877,801
			$2,735,208,354		$2,796,342,864	$61,134,510

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund

INDUSTRY SECTORS as a percentage of net assets

as of September 30, 2021 (Unaudited)

CONCENTRATION BY COUNTRY based on domicile of issuer as

a percentage of long-term investments only

as of September 30, 2021 (Unaudited)

FMI International Fund II – Currency Unhedged

SCHEDULE OF INVESTMENTS

September 30, 2021

Shares		Cost	Value
LONG-TERM INVESTMENTS — 101.1% (a)

COMMON STOCKS — 92.3% (a)

COMMERCIAL SERVICES SECTOR — 8.5%
	Advertising/Marketing Services — 2.4%
126,400	WPP PLC (Jersey) (b)	$1,385,033	$1,693,453
	Miscellaneous Commercial Services — 6.1%
26,450	DKSH Holding AG (Switzerland) (b)	1,648,392	2,068,897
12,200	Secom Co. Ltd. (Japan) (b)	1,065,125	882,402
55,000	Universal Music Group N.V. (Netherlands)	1,635,388	1,472,634
		4,348,905	4,423,933
COMMUNICATIONS SECTOR — 1.7%
	Wireless Telecommunications — 1.7%
34,300	Millicom International
	Cellular S.A. (Luxembourg)*	1,294,922	1,239,945
CONSUMER DURABLES SECTOR — 7.3%
	Electronics/Appliances — 5.7%
37,000	Sony Group Corp. (Japan) (b)	2,958,567	4,107,694
	Home Furnishings — 1.6%
93,400	Howden Joinery Group PLC (Britain) (b)	779,612	1,124,419
CONSUMER NON-DURABLES SECTOR — 6.4%
	Household/Personal Care — 6.4%
25,650	Henkel AG & Co. KGaA (Germany) (b)	2,313,080	2,206,537
44,000	Unilever PLC (Britain) (b)	2,478,719	2,382,089
		4,791,799	4,588,626
CONSUMER SERVICES SECTOR — 7.7%
	Media Conglomerates — 1.0%
55,000	Vivendi (France) (b)	1,446,495	692,445
	Movies/Entertainment — 3.4%
418,000	Bolloré (France) (b)	1,754,227	2,413,856
	Other Consumer Services — 3.3%
1,015	Booking Holdings Inc. (United States)*	1,822,754	2,409,478
DISTRIBUTION SERVICES SECTOR — 7.2%
	Wholesale Distributors — 7.2%
29,500	Ferguson PLC (Jersey) (b)	2,775,260	4,095,246
57,200	Rexel S.A. (France) (b)	1,172,659	1,102,133
		3,947,919	5,197,379
ELECTRONIC TECHNOLOGY SECTOR — 4.5%
	Aerospace & Defense — 2.8%
16,200	Safran S.A. (France) (b)	1,920,668	2,048,979
	Electronic Equipment/Instruments — 1.7%
71,900	Yokogawa Electric Corp. (Japan) (b)	1,176,874	1,254,048

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund II – Currency Unhedged

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Shares		Cost	Value
LONG-TERM INVESTMENTS — 101.1% (a) (Continued)

COMMON STOCKS — 92.3% (a) (Continued)

FINANCE SECTOR — 8.7%
	Major Banks — 5.1%
88,470	DBS Group Holdings Ltd. (Singapore) (b)	$1,988,765	$1,960,373
2,736,100	Lloyds Banking Group PLC (Britain) (b)	1,334,819	1,703,009
		3,323,584	3,663,382
	Multi-Line Insurance — 1.0%
19,500	Arch Capital Group Ltd. (Bermuda)*	768,901	744,510
	Property/Casualty Insurance — 2.6%
10,870	Chubb Ltd. (Switzerland)	1,432,288	1,885,728
HEALTH SERVICES SECTOR — 2.8%
	Medical/Nursing Services — 2.8%
29,100	Fresenius Medical Care
	AG & Co. KGaA (Germany) (b)	2,336,434	2,041,192
HEALTH TECHNOLOGY SECTOR — 7.8%
	Medical Specialties — 5.7%
54,000	Koninklijke Philips N.V. (Netherlands) (b)	2,629,682	2,399,045
99,100	Smith & Nephew PLC (Britain) (b)	2,048,811	1,707,279
		4,678,493	4,106,324
	Pharmaceuticals: Major — 2.1%
4,200	Roche Holding AG (Switzerland) (b)	1,470,488	1,532,874
INDUSTRIAL SERVICES SECTOR — 2.1%
	Oilfield Services/Equipment — 2.1%
51,300	Schlumberger Ltd. (Curacao)	1,457,104	1,520,532
PROCESS INDUSTRIES SECTOR — 3.6%
	Chemicals: Specialty — 1.8%
23,600	NOF Corp. (Japan) (b)	1,273,641	1,328,604
	Industrial Specialties — 1.8%
11,700	Akzo Nobel N.V. (Netherlands) (b)	888,356	1,278,392
PRODUCER MANUFACTURING SECTOR — 10.7%
	Building Products — 1.9%
106,000	Sanwa Holdings Corp. (Japan) (b)	1,353,063	1,378,085
	Industrial Conglomerates — 5.2%
22,900	Jardine Matheson Holdings Ltd. (Bermuda) (b)	1,512,990	1,210,455
130,300	Smiths Group PLC (Britain) (b)	2,618,559	2,512,548
		4,131,549	3,723,003
	Industrial Machinery — 1.6%
29,500	Nabtesco Corp. (Japan) (b)	1,104,483	1,115,390
	Trucks/Construction/Farm Machinery — 2.0%
85,300	CNH Industrial N.V. (Netherlands) (b)	763,399	1,433,808

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund II – Currency Unhedged

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Shares		Cost	Value
LONG-TERM INVESTMENTS — 101.1% (a) (Continued)

COMMON STOCKS — 92.3% (a) (Continued)

RETAIL TRADE SECTOR — 10.4%
	Discount Stores — 5.7%
520,000	B&M European Value
	Retail S.A. (Luxembourg) (b)	$3,006,799	$4,125,377
	Food Retail — 1.4%
25,400	Greggs PLC (Britain) (b)	749,113	1,001,506
	Specialty Stores — 3.3%
352,100	CK Hutchison Holdings Ltd.
	(Cayman Islands) (b)	2,659,306	2,348,905
TECHNOLOGY SERVICES SECTOR — 1.6%
	Packaged Software — 1.6%
8,350	SAP SE (Germany) (b)	1,078,533	1,129,160
TRANSPORTATION SECTOR — 1.3%
	Air Freight/Couriers — 1.3%
7,800	Expeditors International of
	Washington Inc. (United States)	632,138	929,214
	Total common stocks	60,735,447	66,480,241

PREFERRED STOCKS — 8.8% (a)
CONSUMER NON-DURABLES SECTOR — 3.4%
	Household/Personal Care — 3.4%
18,700	Amorepacific Corp.
	(South Korea) (b)	1,262,735	1,110,376
2,450	LG Household & Health
	Care Ltd. (South Korea) (b)	1,578,605	1,323,734
		2,841,340	2,434,110
ELECTRONIC TECHNOLOGY SECTOR — 5.4%
	Telecommunications Equipment — 5.4%
66,100	Samsung Electronics Co. Ltd.
	(South Korea) (b)	2,990,928	3,856,189
	Total preferred stocks	5,832,268	6,290,299
	Total long-term investments	66,567,715	72,770,540

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund II – Currency Unhedged

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal Amount		Cost	Value
SHORT-TERM INVESTMENTS — 0.0% (a)
	Bank Deposit Account — 0.0%
$529	U.S. Bank N.A., 0.006%^	$529	$529
	Total short-term investments	529	529
	Total investments — 101.1%	$66,568,244	72,771,069
	Other liabilities, less assets — (1.1%) (a)		(773,851)
	TOTAL NET ASSETS — 100.0%		$71,997,218

*	Non-income producing security.

^	The rate shown is as of September 30, 2021.

(a)	Percentages for the various classifications relate to total net assets.

(b)	Security does not trade during New York Stock Exchange hours, provided that certain foreign exchanges may trade during a portion of the New York Stock Exchange hours, and has been valued in accordance with the procedures discussed in Note 1(a) to the financial statements and has been classified as Level 2.

As of September 30, 2021, the aggregate value of these securities was $62,568,499.

PLC	Public Limited Company

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund II – Currency Unhedged
INDUSTRY SECTORS as a percentage of net assets
as of September 30, 2021 (Unaudited)

CONCENTRATION BY COUNTRY based on domicile of issuer as a percentage of long-term investments only as of September 30, 2021 (Unaudited)

(This Page Intentionally Left Blank.)

FMI Funds, Inc.
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2021

	FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund	FMI International Fund II – Currency Unhedged
ASSETS:
Investments in securities,at value (a)	$3,209,674,182	$937,709,340	$3,332,123,661	$72,771,069
Dividends, interest and reclaims receivable	3,888,552	435,681	24,387,306	377,114
Receivables from shareholders for purchases	1,057,272	643,555	3,688,976	316,909
Receivable for investments sold	—	2,401,066	—	—
Restricted cash	—	—	9,510,000	—
Unrealized appreciation on forward currency contracts	—	—	61,217,395	—
Prepaid expenses	67,411	44,323	79,883	9,807
Total assets	$3,214,687,417	$941,233,965	$3,431,007,221	$73,474,899

LIABILITIES:
Payable to shareholders for redemptions	$1,792,301	$265,678	$1,478,456	$15,825
Payable to adviser for management fees	1,355,490	565,744	1,817,668	31,365
Payable to brokers for collateral received	—	—	9,510,000	—
Payable for loans outstanding	—	—	—	1,400,000
Unrealized depreciation on forward currency contracts	—	—	82,885	—
Other liabilities	371,183	131,330	421,884	30,491
Total liabilities	3,518,974	962,752	13,310,893	1,477,681
Net assets	$3,211,168,443	$940,271,213	$3,417,696,328	$71,997,218

NET ASSETS:
Capital Stock	$1,674,218,084	$533,051,641	$3,096,451,720	$62,808,214
Total distributable earnings	1,536,950,359	407,219,572	321,244,608	9,189,004
Net assets	$3,211,168,443	$940,271,213	$3,417,696,328	$71,997,218

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds, Inc.
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2021

	FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund	FMI International Fund II – Currency Unhedged
CALCULATION OF NET
ASSET VALUE PER SHARE:
Investor Class Shares:
Net assets	$1,422,451,648	$423,286,475	$1,066,600,189	$—
Shares outstanding	67,859,658	12,738,494	30,162,396	—
Shares authorized
($0.0001 par value)	300,000,000	300,000,000	300,000,000	300,000,000
Net asset value, offering and redemption price per share	$20.96	$33.23	$35.36	$—
Institutional Class shares:
Net assets	$1,788,716,795	$516,984,738	$2,351,096,139	$71,997,218
Shares outstanding	85,416,562	15,530,137	66,296,082	3,317,426
Shares authorized ($0.0001 par value)	300,000,000	300,000,000	300,000,000	300,000,000
Net asset value, offering and redemption price per share	$20.94	$33.29	$35.46	$21.70
(a) Identified cost of investments	$2,144,646,064	$641,038,260	$2,735,118,311	$66,568,244

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds, Inc.

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2021

	FMI	FMI	FMI	FMI International
	Large Cap	Common Stock	International	Fund II – Currency
	Fund	Fund	Fund	Unhedged
INCOME:
Dividends*	$52,384,544	$11,428,680	$88,851,619	$1,585,412
Non-cash dividends*(1)	—	—	63,564,556	1,390,080
Interest	10,218	4,280	12,996	336
Total income	52,394,762	11,432,960	152,429,171	2,975,828

EXPENSES:
Management fees	21,715,002	7,348,061	26,268,612	494,796
Shareholder servicing fees
(Investor Class)	2,112,608	469,809	1,660,368	—
Administration and
accounting services	687,125	212,680	722,285	32,276
Printing and postage expense	210,102	50,334	479,556	4,505
Transfer agent fees	143,273	66,200	132,482	17,969
Custodian fees	120,346	33,043	516,971	37,197
Registration fees	83,317	79,495	130,475	35,977
Board of Directors fees	67,688	67,688	67,687	67,687
Professional fees	46,292	44,806	46,621	39,759
Interest expense	21,625	—	9,640	197
Other expenses	149,006	68,175	262,251	35,124
Total expenses
before reimbursement	25,356,384	8,440,291	30,296,948	765,487
Less expenses
reimbursed by adviser	—	—	—	(171,351)
Net expenses	25,356,384	8,440,291	30,296,948	594,136
NET INVESTMENT INCOME	27,038,378	2,992,669	122,132,223	2,381,692

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds, Inc.

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended September 30, 2021

	FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund	FMI International Fund II – Currency Unhedged
NET REALIZED GAIN (LOSS) ON INVESTMENTS :
Securities	$605,957,266	$136,275,567	$283,895,831	$2,274,604
Forward currency contracts	—	—	(107,533,972)	—
Foreign currency transactions	—	—	(11,137,812)	(2,530)
NET REALIZED GAIN (LOSS) ON INVESTMENTS	605,957,266	136,275,567	165,224,047	2,272,074
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS:
Securities	123,727,074	195,248,042	449,435,563	7,663,262
Forward currency contracts	—	—	119,019,189	—
Foreign currency transactions	—	—	(156,267)	(1,563)
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS	123,727,074	195,248,042	568,298,485	7,661,699
NET GAIN (LOSS) ON INVESTMENTS	729,684,340	331,523,609	733,522,532	9,933,773
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$756,722,718	$334,516,278	$855,654,755	$12,315,465

* Net withholding taxes	$800,447	$—	$20,548,839	$419,423

(1) Non-cash dividends are recorded at the fair value of the securities received.

The accompanying notes to financial statements are an integral part of this schedule.

FMI Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended September 30, 2020

OPERATIONS:	2021	2020
Net investment income	$27,038,378	$44,297,776
Net realized gain (loss) on investments	605,957,266	472,389,104
Net change in unrealized appreciation/depreciation
on investments	123,727,074	(588,845,221)
Net increase (decrease) in net assets from operations	756,722,718	(72,158,341)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investor Class	(167,535,731)	(166,160,881)
Institutional Class	(196,110,923)	(206,048,278)
Total distributions (Note 8)	(363,646,654)	(372,209,159)
FUND SHARE ACTIVITIES: Net increase (decrease) in net assets
derived from Fund share activities (Note 9)	(581,695,697)	(1,145,745,468)
TOTAL INCREASE (DECREASE)	(188,619,633)	(1,590,112,968)
NET ASSETS AT THE BEGINNING OF THE YEAR	3,399,788,076	4,989,901,044
NET ASSETS AT THE END OF THE YEAR	$3,211,168,443	$3,399,788,076
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 9)	(27,551,383)	(67,005,235)

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended September 30, 2020

OPERATIONS:	2021	2020
Net investment income	$2,992,669	$6,574,100
Net realized gain (loss) on investments	136,275,567	(14,339,788)
Net change in unrealized appreciation/depreciation
on investments	195,248,042	(119,130,686)
Net increase (decrease) in net assets from operations	334,516,278	(126,896,374)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investor Class	(3,085,944)	(25,060,595)
Institutional Class	(3,488,077)	(23,991,070)
Total distributions (Note 8)	(6,574,021)	(49,051,665)
FUND SHARE ACTIVITIES: Net increase (decrease) in net assets
derived from Fund share activities (Note 9)	(77,909,977)	(111,309,384)
TOTAL INCREASE (DECREASE)	250,032,280	(287,257,423)
NET ASSETS AT THE BEGINNING OF THE YEAR	690,238,933	977,496,356
NET ASSETS AT THE END OF THE YEAR	$940,271,213	$690,238,933
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 9)	(2,736,717)	(6,020,804)

The accompanying notes to financial statements are an integral part of these statements.

FMI International Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended September 30, 2021 and 2020

	2021	2020
OPERATIONS:
Net investment income	$122,132,223	$68,176,520
Net realized gain (loss) on investments	165,224,047	(632,112,650)
Net change in unrealized appreciation/depreciation on investments	568,298,485	(338,781,617)
Net increase (decrease) in net assets from operations	855,654,755	(902,717,747)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investor Class	—	(97,089,683)
Institutional Class	—	(167,806,435)
Total distributions (Note 8)	—	(264,896,118)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets derived from Fund share activities (Note 9)	(787,589,102)	(2,761,603,041)
TOTAL INCREASE(DECREASE)	68,065,653	(3,929,216,906)
NET ASSETS AT THE BEGINNING OF THE YEAR	3,349,630,675	7,278,847,581
NET ASSETS AT THE END OF THE YEAR	$3,417,696,328	$3,349,630,675
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 9)	(24,393,075)	(107,212,437)

The accompanying notes to financial statements are an integral part of these statements.

FMI International Fund II – Currency Unhedged

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended September 30, 2021 and For the Period from December 31, 2019 (Inception date) to September 30, 2020

	2021	For the Period from December 31, 2019* to September 30, 2020
OPERATIONS:
Net investment income	$2,381,692	$238,457
Net realized gain (loss) on investments	2,272,074	(1,226,870)
Net change in unrealized appreciation/depreciation on investments	7,661,699	(1,459,258)
Net increase (decrease) in net assets from operations	12,315,465	(2,447,671)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Institutional Class	(478,518)	—
Total distributions (Note 8)	(478,518)	—
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets derived from Fund share activities (Note 9)	12,605,497	50,002,445
TOTAL INCREASE (DECREASE)	24,442,444	47,554,774
NET ASSETS AT THE BEGINNING OF THE PERIOD	47,554,774	—
NET ASSETS AT THE END OF THE PERIOD	$71,997,218	$47,554,774
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 9)	559,696	2,757,730

*	Inception date.

The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund

FINANCIAL HIGHLIGHTS

(Selected data for each share of the Fund outstanding throughout each year)

Investor Class
	Years Ended September 30,
	2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$18.81	$20.14	$22.85	$22.17	$20.20
Income from investment operations:
Net investment income (loss)(1)	0.15	0.18	0.25	0.24	0.15
Net realized and unrealized gain (loss) on investments	4.25	0.03 (2)	0.55	2.43	3.30
Total from investment operations	4.40	0.21	0.80	2.67	3.45
Less distributions:
Distributions from net investment income	(0.30)	(0.17)	(0.28)	(0.17)	(0.23)
Distributions from net realized gains	(1.95)	(1.37)	(3.23)	(1.82)	(1.25)
Total from distributions	(2.25)	(1.54)	(3.51)	(1.99)	(1.48)
Net asset value, end of year	$20.96	$18.81	$20.14	$22.85	$22.17
TOTAL RETURN	24.48%	0.71%	5.72%	12.67%	17.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	1,422,451	1,475,504	2,337,118	3,155,818	3,856,953
Ratio of expenses to average net assets	0.82%	0.81%	0.82%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets	0.72%	0.99%	1.25%	1.07%	0.71%
Portfolio turnover rate(3)	17%	28%	20%	25%	16%

(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains on the Statement of Operations due to share transactions for the year.
(3)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund

FINANCIAL HIGHLIGHTS

(Selected data for each share of the Fund outstanding throughout each period)

Institutional Class
	Years Ended September 30,				For the Period from October 31, 2016* to September 30,
	2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$18.80	$20.13	$22.85	$22.18	$19.73
Income from investment operations:
Net investment income (loss)(1)	0.18	0.21	0.25	0.27	0.16
Net realized and unrealized gain (loss) on investments	4.24	0.02 (2)	0.58	2.43	3.77
Total from investment operations	4.42	0.23	0.83	2.70	3.93
Less distributions:
Distributions from net investment income	(0.33)	(0.19)	(0.32)	(0.21)	(0.23)
Distributions from net realized gains	(1.95)	(1.37)	(3.23)	(1.82)	(1.25)
Total from distributions	(2.28)	(1.56)	(3.55)	(2.03)	(1.48)
Net asset value, end of period	$20.94	$18.80	$20.13	$22.85	$22.18
TOTAL RETURN	24.63%	0.84%	5.89%	12.82%	20.76%	(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	1,788,717	1,924,284	2,652,783	2,861,755	2,520,266
Ratio of expenses to average net assets	0.68%	0.67%	0.68%	0.71%	0.72%	(4)
Ratio of net investment income (loss) to average net assets	0.85%	1.13%	1.26%	1.20%	0.81%	(4)
Portfolio turnover rate(5)	17%	28%	20%	25%	16%	(3)

*	Inception date.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains on the Statement of Operations due to share transactions for the year.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund

FINANCIAL HIGHLIGHTS

(Selected data for each share of the Fund outstanding throughout each year)

Investor Class
	Years Ended September 30,
	2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$22.25	$26.39	$27.55	$28.83	$25.42
Income from investment operations:
Net investment income (loss)(1)	0.08	0.17	0.15	0.06	0.00	*
Net realized and unrealized gain (loss) on investments.	11.11	(3.02)	0.94	1.80	4.69
Total from investment operations	11.19	(2.85)	1.09	1.86	4.69
Less distributions:
Distributions from net investment income	(0.21)	(0.11)	(0.10)	(0.01)	0.00	*
Distributions from net realized gains	—	(1.18)	(2.15)	(3.13)	(1.28)
Total from distributions	(0.21)	(1.29)	(2.25)	(3.14)	(1.28)
Net asset value, end of year	$33.23	$22.25	$26.39	$27.55	$28.83
TOTAL RETURN	50.49%	(11.51% )	5.28%	6.92%	18.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	423,286	345,428	529,234	635,174	825,176
Ratio of expenses to average net assets	1.01%	1.02%	1.02%	1.04%	1.06%
Ratio of net investment income (loss) to average net assets	0.28%	0.71%	0.59%	0.23%	0.00%
Portfolio turnover rate(2)	29%	32%	28%	26%	26%

*	Amount is less than $0.005.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund

FINANCIAL HIGHLIGHTS

(Selected data for each share of the Fund outstanding throughout each period)

Institutional Class
	Years Ended September 30,				For the Period from October 31, 2016* to September 30,
	2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$22.28	$26.42	$27.59	$28.85	$24.72
Income from investment operations:
Net investment income (loss)(1)	0.12	0.20	0.18	0.10	0.03
Net realized and unrealized gain (loss) on investments	11.12	(3.02)	0.93	1.79	5.39
Total from investment operations	11.24	(2.82)	1.11	1.89	5.42
Less distributions:
Distributions from net investment income	(0.23)	(0.14)	(0.13)	(0.02)	(0.01)
Distributions from net realized gains	—	(1.18)	(2.15)	(3.13)	(1.28)
Total from distributions	(0.23)	(1.32)	(2.28)	(3.15)	(1.29)
Net asset value, end of period	$33.29	$22.28	$26.42	$27.59	$28.85
TOTAL RETURN	50.68%	(11.41)%	5.40%	7.02%	22.43%	(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	516,985	344,811	448,262	433,491	278,174
Ratio of expenses to average net assets	0.90%	0.90%	0.91%	0.94%	0.97%	(3)
Ratio of net investment income (loss) to average net assets	0.39%	0.84%	0.71%	0.37%	0.12%	(3)
Portfolio turnover rate(4)	29%	32%	28%	26%	26%	(2)

*	Inception date
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI International Fund

FINANCIAL HIGHLIGHTS

(Selected data for each share of the Fund outstanding throughout each year)

Investor Class
	Years Ended September 30,
	2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$27.69	$31.89	$33.80	$33.59	$30.67
Income from investment operations:
Net investment income (loss)(1)	1.10	0.35	0.48	0.48	0.32
Net realized and unrealized gain (loss) on investments.	6.57	(3.40)	(0.26)	0.28	3.72
Total from investment operations	7.67	(3.05)	0.22	0.76	4.04
Less distributions:
Distributions from net investment income	—	(1.15)	(1.32)	(0.10)	(0.91)
Distributions from net realized gains	—	—	(0.81)	(0.45)	(0.21)
Total from distributions	—	(1.15)	(2.13)	(0.55)	(1.12)
Net asset value, end of year	$35.36	$27.69	$31.89	$33.80	$33.59
TOTAL RETURN	27.70%	(10.06% )	1.27%	2.27%	13.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	1,066,600	1,207,016	2,798,739	3,267,841	5,369,580
Ratio of expenses to average net assets	0.94%	0.91%	0.90%	0.90%	0.91%
Ratio of net investment income (loss) to average net assets	3.29%	1.19%	1.55%	1.43%	1.02%
Portfolio turnover rate(2)	27%	23%	13%	21%	26%

(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI International Fund

FINANCIAL HIGHLIGHTS

(Selected data for each share of the Fund outstanding throughout each period)

Institutional Class
	Years Ended September 30,				For the Period from October 31, 2016* to September 30,
	2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$27.73	$31.93	$33.86	$33.62	$30.36
Income from investment operations:
Net investment income (loss)(1)	1.18	0.38	0.53	0.49	0.35
Net realized and unrealized gain (loss) on investments	6.55	(3.39)	(0.27)	0.31	4.04
Total from investment operations	7.73	(3.01)	0.26	0.80	4.39
Less distributions:
Distributions from net investment income	—	(1.19)	(1.38)	(0.11)	(0.92)
Distributions from net realized gains	—	—	(0.81)	(0.45)	(0.21)
Total from distributions	—	(1.19)	(2.19)	(0.56)	(1.13)
Net asset value, end of period	$35.46	$27.73	$31.93	$33.86	$33.62
TOTAL RETURN	27.88%	(9.95% )	1.42%	2.40%	14.95%	(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	2,351,096	2,142,615	4,480,109	4,045,361	2,736,673
Ratio of expenses to average net assets	0.80%	0.77%	0.76%	0.76%	0.77%	(3)
Ratio of net investment income (loss) to average net assets	3.48%	1.31%	1.69%	1.44%	1.19%	(3)
Portfolio turnover rate(4)	27%	23%	13%	21%	26%	(2)

*	Inception date.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI International Fund II – Currency Unhedged

FINANCIAL HIGHLIGHTS

(Selected data for each share of the Fund outstanding throughout each period)

Institutional Class
	Year Ended September 30, 2021	For the Period from December 31, 2019* to September 30, 2020
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$17.24	$20.00
Income from investment operations:
Net investment income (loss)(1)	0.77	0.13
Net realized and unrealized gain (loss) on investments	3.87	(2.89)
Total from investment operations	4.64	(2.76)
Less distributions:
Distributions from net investment income	(0.18)	—
Distributions from net realized gains	—	—
Total from distributions	(0.18)	—
Net asset value, end of period	$21.70	$17.24
TOTAL RETURN	26.96%	(13.80%	)(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	71,997	47,555
Ratio of expenses to average net assets:
Before expense reimbursement	1.16%	1.43%	(3)
After expense reimbursement	0.90%	0.90%	(3)
Ratio of net investment income (loss) to average net assets
Before expense reimbursement	3.35%	0.49%	(3)
After expense reimbursement	3.61%	1.02%	(3)
Portfolio turnover rate	31%	15%	(2)

*	Inception date.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

FMI Funds, Inc.

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

(1)	Organization —

The following is a summary of significant accounting policies of the FMI Large Cap Fund, the FMI Common Stock Fund, the FMI International Fund, and the FMI International Fund II – Currency Unhedged (collectively, the “Funds” or, individually, a “Fund”). The FMI Large Cap Fund (the “Large Cap Fund”), the FMI Common Stock Fund (the “Common Stock Fund”), the FMI International Fund (the “International Fund”), and the FMI International Fund II – Currency Unhedged (the “International Currency Unhedged Fund”) are each a series of FMI Funds, Inc. (the “Company”). The Company was incorporated under the laws of Maryland on September 5, 1996. The Large Cap Fund commenced operations on December 31, 2001 and the International Fund commenced operations on December 31, 2010. The Common Stock Fund is the successor to the FMI Common Stock Fund, the sole series of FMI Common Stock Fund, Inc. (the “Predecessor Common Stock Fund”). The Predecessor Common Stock Fund commenced operations on December 18, 1981. The reorganization was effective as of January 31, 2014, and the Common Stock Fund is the accounting survivor of the reorganization. As the accounting survivor of the reorganization, the Common Stock Fund adopted the Financial Statements of the Predecessor Common Stock Fund. The Predecessor Common Stock Fund was incorporated under the laws of Wisconsin on July 29, 1981. The International Currency Unhedged Fund commenced operations on December 31, 2019.

Effective October 31, 2016, the Large Cap Fund, Common Stock Fund, and International Fund offer two classes of shares (Investor and Institutional). The International Currency Unhedged Fund currently only offers Institutional Class shares. The Institutional Class has the same management fee as the Investor Class and does not have a shareholder servicing plan. A higher investment minimum is required for the Institutional Class than the Investor Class. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares on its relative net assets. The Board of Directors (the “Board”) may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares are generally allocated to each such Class proportionately (after any applicable base fee to be paid by a class of shares of a Fund attributable to such expense) on the basis of the net asset value of that Class in relation to the net asset value of the applicable Fund.

The Large Cap Fund and the International Currency Unhedged Fund are non-diversified, open-end management investment companies under the Investment Company Act of 1940 (the “Act”), as amended. The Common Stock Fund and the International Fund are diversified open-end management investment companies under the Act. The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the investment company accounting and financial reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Financial Services – Investment Companies” Topic 946 (“ASC 946”). The assets and liabilities of each Fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Large Cap Fund is to seek long-term capital appreciation by investing mainly in limited a number of large capitalization value stocks. The investment objective of the Common Stock Fund is to seek long-term capital appreciation by investing mainly in small to medium capitalization value stocks. The investment objective of the International Fund and International Currency Unhedged Fund is to seek capital appreciation by investing mainly in a limited number of large capitalization value stocks of non-U.S. companies.

FMI Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

(2)	Summary of Significant Accounting Policies and Other Information —

(a)	The Funds apply the provisions of the FASB Accounting Standards Codification “Fair Value Measurement” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

Each security is valued at the current day last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities that are traded over-the-counter, including U.S. Treasury securities are valued at the close price, if not close, then at the latest bid price. Bank deposits are valued at acquisition cost which approximates fair value. Unlisted equity securities for which market quotations are readily available are valued at the close price, if not close, then at the most recent bid price. Foreign securities are valued on a basis of quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. For the International Fund and International Currency Unhedged Fund only, options purchased or written by each of the Funds’ are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser in accordance with procedures approved by the Board. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. The foreign markets in which the International Fund and International Currency Unhedged Fund may invest are sometimes open on days when the New York Stock Exchange is not open and the International Fund and International Currency Unhedged Fund do not calculate their net asset value. For securities that do not trade during New York Stock Exchange hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Board utilizes a service provided by an independent third party to assist in fair valuation of certain securities for the International Fund and the International Currency Unhedged Fund. As of September 30, 2021, there were no securities that were internally fair valued.

FMI Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

(2)	Summary of Significant Accounting Policies and Other Information — (Continued)

In determining fair value, the Funds use various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Over the counter derivatives such as forward currency contracts may be valued using quantitative models. These models may use pricing curves based on market inputs including current exchange rates or indices. These curves are combined with volatility factors to value the overall positions. The market inputs are generally significant and can be corroborated with observable market data and therefore are classified in level 2.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Funds’ investments as of September 30, 2021, based on the inputs used to value them:

Valuations	Large Cap Fund Investments in Securities	Common Stock Fund Investments in Securities
Assets:
Level 1 — Common Stocks	$3,192,617,990	$926,429,880
Bank Deposit Account	17,056,192	11,279,460
Total Level 1	3,209,674,182	937,709,340
Level 2 — Common Stocks	—	—
Preferred Stocks	—	—
Forward Currency Contracts	—	—
Total Level 2	—	—
Level 3 —	—	—
Total Assets	3,209,674,182	937,709,340
Liabilities:
Level 2 — Forward Currency Contracts	—	—
Total	$3,209,674,182	$937,709,340

FMI Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

(2)	Summary of Significant Accounting Policies and Other Information — (Continued)

Valuations	International Fund Investments in Securities	International Fund Other Financial Instruments*	International Currency Unhedged Fund Investments in Securities
Assets:
Level 1 — Common Stocks	$466,322,360	$—	$10,202,041
Bank Deposit Account	37,112,376	—	529
Total Level 1	503,434,736	—	10,202,570
Level 2 — Common Stocks	2,547,662,470	—	56,278,200
Preferred Stocks	281,026,455	—	6,290,299
Forward Currency Contracts	—	61,217,395	—
Total Level 2	2,828,688,925	61,217,395	62,568,499
Level 3 —	—	—	—
Total Assets	3,332,123,661	61,217,395	72,771,069
Liabilities:
Level 2 — Forward Currency Contracts	—	(82,885)	—
Total	$3,332,123,661	$61,134,510	$72,771,069

*	Other financial instruments are derivative instruments, specifically forward currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument.

See the Schedules of Investments for investments detailed by industry classifications.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis. For financial reporting purposes, investment transactions are recorded on the trade date.

(c)	Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective date of such transactions. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

(d)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Funds record the amortization and accretion of discounts and premiums on securities purchased using the effective interest method in accordance with GAAP. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

FMI Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

(2)	Summary of Significant Accounting Policies and Other Information — (Continued)

(e)	The International Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency rates on its foreign portfolio holdings or to hedge certain purchase and sale commitments denominated in foreign currencies. The International Currency Unhedged Fund normally does not seek to reduce currency risk by hedging its perceived foreign currency exposure back into the U.S. dollar and will generally not be exposed to currency fluctuations. However, the investment adviser reserves the right to temporarily hedge all or a portion of the International Currency Unhedged Fund’s currency exposure. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily and the asset or liability therein represents unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. On a quarterly average there were ten forward currency contracts with an average quarterly value of $2,762,452,984 outstanding during the year ended September 30, 2021. These contracts are not subject to master netting agreements. For Non-Deliverable Forward Currency Contracts (“Contract”), the Fund posts collateral, in the form of cash or cash equivalents, to a segregated account at the custodian when the Contract is in an unrealized loss position. When the Contract is in an unrealized gain position, the counterparty posts collateral to a segregated account at the custodian.

The fair value of the forward currency contracts as of September 30, 2021, is included in the following location on the Statements of Assets and Liabilities for the International Fund:

	Location	Fair Value of Asset Forward Currency Contracts	Location	Fair Value of (Liability) Forward Currency Contracts
Forward currency	Unrealized	$61,217,395	Unrealized	$(82,885)
contracts	appreciation on		depreciation on
	forward currency		forward currency
	contracts		contracts

Realized and unrealized gains and losses on forward currency contracts entered into during the year ended September 30, 2021, are recorded in the following location on the Statements of Operations for the International Fund:

	Location	Realized Gain (Loss)	Location	Unrealized Appreciation
Forward currency	Net realized	$(107,533,972)	Net change in	$119,019,189
contracts	gain (loss) on		unrealized appreciation/
	forward currency		depreciation on
	contracts		forward currency
contracts

These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized on the Statements of Assets and Liabilities for the International Fund. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

FMI Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

(2)	Summary of Significant Accounting Policies and Other Information — (Continued)

(f)	The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

(g)	The Funds may own certain securities that are restricted. Restricted securities include Section 4(a)(2) commercial paper or securities issued in a private placement. The Funds did not hold any restricted securities as of September 30, 2021.

(h)	No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies.” The Funds intend to distribute substantially all net investment company taxable income and net capital gains to their respective shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(i)	The Funds have reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland for the Funds and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on certain tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2021, the Funds did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2021, open Federal tax years include the prior four fiscal tax years ended September 30, 2021. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts. These differences are caused primarily by differences in the treatment of certain components of income or realized capital gain for federal income tax purposes. Each Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. These reclassifications have no effect on net assets, results of operations or net asset value per share. During the fiscal year ended September 30, 2021, the reclassifications were as follows:

	Total Distributable Earnings	Capital Stock
Large Cap Fund	$(121,256,121)	$121,256,121
Common Stock Fund	$(7,396,325)	$7,396,325
International Fund	$—	$—
International Currency Unhedged Fund	$(200,272)	$200,272

(k)	Net investment income and net realized gains, if any, are distributed to shareholders at least annually. Distributions to shareholders are recorded on the ex-dividend date.

(l)	Common Company expenses are typically allocated evenly between the Funds of the Company, or by other equitable means.

FMI Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

(3)	Investment Adviser and Advisory Agreement and Transactions With Related Parties —

The Funds each have an investment advisory agreement with Fiduciary Management, Inc. (“FMI” or the “Adviser”), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager.

Under the terms of the current advisory agreements, effective as of December 31, 2019, the Adviser is entitled to receive a fee. The fee is computed daily and payable at the end of each month. The following annual percentages of the International Currency Unhedged Fund’s average daily net assets are used:

●	0.75% of the assets from $0 – $2.5 billion; 0.70% of the assets from $2.5 – $5.0 billion; 0.65% of the assets from $5.0 – $10.0 billion; and 0.60% of the assets over $10.0 billion.

Under the terms of the current advisory agreements, effective as of January 1, 2019, the Adviser is entitled to receive a fee. The fee is computed daily and payable at the end of each month. The following annual percentages of each Fund’s average daily net assets are used:

●	Large Cap Fund: 0.65% of the assets from $0 – $2.5 billion; 0.60% of the assets from $2.5 – $5.0 billion; and 0.55% of the assets over $5.0 billion.

●	Common Stock Fund: 0.85% of the assets from $0 – $500 million; 0.80% of the assets from $500 million – $1.0 billion; 0.75% of the assets over $1.0 billion.

●	International Fund: 0.75% of the assets from $0 – $2.5 billion; 0.70% of the assets from $2.5 – $5.0 billion; 0.65% of the assets from $5.0 – $10.0 billion; and 0.60% of the assets over $10.0 billion.

The Funds are responsible for paying their proportionate share of the compensation, benefits and expenses of the Funds’ Chief Compliance Officer. For administrative convenience, FMI initially makes these payments and is later reimbursed by the Funds.

Under the respective advisory agreement or operating expenses limitation agreements, FMI will reimburse the Funds for expenses (excluding federal, state and local taxes, interest, brokerage commissions and extraordinary items) as follows:

	Investor Class Expense Cap	Institutional Class Expense Cap
Large Cap Fund	1.20%	1.10%
Common Stock Fund	1.30%	1.20%
International Fund	1.75%	1.65%
International Currency Unhedged Fund	1.75%	1.65%

For the year ended September 30, 2021, there were no contractual or voluntary reimbursements required for the Large Cap Fund, Common Stock Fund or International Fund. For the International Currency Unhedged Fund, there is no contractual reimbursement and the voluntary reimbursement is $171,351. The voluntary 0.90% expense cap/reimbursement agreement for the International Currency Unhedged Fund will continue in effect until January 31, 2022, with successive renewal terms of one year unless terminated by the Adviser prior to any such renewal. The Adviser is entitled to recoup such amounts for a one year period from the date the Adviser reduced its compensation and/or assumed expenses for the International Currency Unhedged Fund. The Adviser does not intend to recoup this $171,351.

FMI Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

(3)	Investment Adviser and Advisory Agreement and Transactions With Related Parties — (Continued)

The Large Cap Fund, the International Fund and the International Currency Unhedged Fund have each entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act. Each Plan, if implemented, provides that the applicable Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of such Fund’s daily net assets or the actual distribution costs incurred during the year. Amounts payable under each Plan would be paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the year ended September 30, 2021, no such expenses were charged to the shareholders of any Fund as the Funds had not implemented the Plan.

Under the Funds’ organizational documents, each director, officer, employee or other agent of any Fund (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

At September 30, 2021, no person is deemed to “control” a Fund, as that term is defined in the Act, because the Funds do not know of any person who owns beneficially or through controlled companies more than 25% of a Fund’s Investor Class and Institutional Class shares, on a combined basis, or who acknowledges the existence of control.

(4)	Investments in Affiliated Issuers —

An issuer in which a Fund’s holdings represent 5% or more of the outstanding voting securities of an issuer is an “affiliated” issuer as defined in the 1940 Act. For the year ended September 30, 2021 there were no Funds with an investment in a security of an affiliated issuer.

(5)	Shareholder Servicing Plan —

The Funds have adopted a Shareholder Servicing Plan pursuant to which Investor Class shares, (if available), may pay financial intermediaries for assets maintained in an omnibus account at an annual rate of up to 0.15% of the average daily net assets, or an annual per account rate approved by the Board. The Board may also authorize the Funds to pay for shareholder services outside of the plan.

For the year ended September 30, 2021, shareholder servicing fees incurred are disclosed on the Statements of Operations.

FMI Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

(6)	Loan Agreements —

U.S. Bank, N.A. (the “Bank”) has made available to the Company a $600,000,000 umbrella credit facility, pursuant to the loan agreement (the “Agreement”) effective May 28, 2021 for the FMI Funds, Inc. (consisting of Large Cap Fund, Common Stock Fund, International Fund and International Currency Unhedged Fund), for the purposes of having cash available to satisfy redemption requests and is subject to certain restrictions and covenants. For the period October 1, 2020 through May 27, 2021, the umbrella credit facility was $650,000,000. Principal is due not more than 45 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the Bank’s current prime rate minus one percent on the amount borrowed. Advances will be collateralized by securities owned by the borrowing Fund. The Agreement is subject to renewal on May 27, 2022. During the year ended September 30, 2021, the Common Stock Fund is the only Fund that did not borrow against the loan agreement. The Large Cap Fund, International Fund and International Currency Unhedged Fund borrowed, at a rate of 2.25%, against the Agreement as follows:

	Amount Average Borrowings	Outstanding as of September 30, 2021	Interest Expense	Maximum Borrowing	Maximum Borrowing Date
Large Cap Fund	$947,956	$—	$21,625	$128,287,000	11/12/2020
International Fund	422,573	—	9,640	81,217,000	08/30/2021
International Currency
Unhedged Fund	8,638	1,400,000	197	1,400,000	09/30/2021

(7)	Investment Transactions —

For the year ended September 30, 2021, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Large Cap Fund	Common Stock Fund	International Fund	International Currency Unhedged Fund
Purchases	$572,271,203	$246,898,252	$930,544,349	$35,413,584
Sales	1,454,643,787	312,803,323	1,743,500,721	19,371,361

(8)	Income Tax Information —

The following information for the Funds is presented on an income tax basis as of September 30, 2021:

	Cost of Investments	Gross Unrealized Appreciation(1)	Gross Unrealized Depreciation(1)	Net Unrealized Appreciation (Depreciation) on Investments(1)
Large Cap Fund	$2,151,307,201	$1,094,872,539	$(36,505,558)	$1,058,366,981
Common Stock Fund	641,637,707	314,930,614	(18,858,981)	296,071,633
International Fund	2,778,795,038	826,530,745	(272,430,467)	554,100,278
International Currency
Unhedged Fund	66,743,320	10,778,842	(4,751,477)	6,027,365

(1)	Represents amounts of investments in securities, forward currency contracts and foreign currency transactions.

FMI Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. The International Fund is the only Fund with temporary mark to market differences. The components of accumulated earnings (deficit) on a tax-basis are as follows:

(8)	Income Tax Information — (Continued)

	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Accumulated (Losses)	Total Distributable Earnings/ (Accumulated Losses)
Large Cap Fund	$1,058,366,981	$43,474,550	$435,108,828	$—	$1,536,950,359
Common Stock Fund	296,071,633	2,992,669	108,155,270	—	407,219,572
International Fund	554,100,278	122,031,454	—	(354,887,124)	321,244,608
International Currency Unhedged Fund	6,027,365	2,367,580	794,059	—	9,189,004

The Common Stock Fund, International Fund and International Currency Unhedged Fund utilized $19,439,827, $279,849,049 and $1,065,291, respectively of prior year capital loss carryovers to offset current year gains. The Large Cap Fund did not have any prior year capital loss carryovers.

The other accumulated losses above for the International Fund are all capital loss carryovers, which may be used indefinitely to offset future gains as follows:

Short-Term Capital Loss Carryovers	Long-Term Capital Loss Carryovers	Total Capital Loss Carryovers
$46,085,203	$308,801,921	$354,887,124

The tax components of dividends paid during the years ended September 30, 2021 and 2020 are as follows:

	September 30, 2021		September 30, 2020
	Ordinary Income Distributions*	Long-Term Capital Gains Distributions	Ordinary Income Distributions*	Long-Term Capital Gains Distributions
Large Cap Fund	$51,615,076	$312,031,578	$43,982,413	$328,226,746
Common Stock Fund	6,574,021	—	4,710,556	44,341,109
International Fund	—	—	264,896,118	—
International Fund Currency Unhedged	478,518	—	—	—

*	For federal income tax purposes, distributions on short-term capital gains are treated as ordinary income distributions.

FMI Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

(9)	Fund Share Transactions —

	Year Ended September 30, 2021		Year Ended September 30, 2020
Large Cap Fund	Shares	Amount	Shares	Amount
Sales
Investor Class	4,107,617	$84,115,258	6,949,510	$122,473,700
Institutional Class	15,411,571	317,662,390	27,651,702	494,035,656
Reinvestment of dividends and distributions
Investor Class	8,627,384	166,077,149	8,295,454	162,673,843
Institutional Class	10,113,907	194,288,146	10,281,091	201,200,945
Redemptions
Investor Class	(23,322,653)	(476,766,459)	(52,825,286)	(948,242,497)
Institutional Class	(42,489,209)	(867,072,181)	(67,357,706)	(1,177,887,115)
Total Investor Class	(10,587,652)	(226,574,052)	(37,580,322)	(663,094,954)
Total Institutional Class	(16,963,731)	(355,121,645)	(29,424,913)	(482,650,514)
Net increase (decrease)	(27,551,383)	$(581,695,697)	(67,005,235)	$(1,145,745,468)

	Year Ended September 30, 2021		Year Ended September 30, 2020
Common Stock Fund	Shares	Amount	Shares	Amount
Sales
Investor Class	1,358,888	$40,468,948	2,116,906	$48,600,753
Institutional Class	3,246,842	98,202,692	7,136,020	163,844,506
Reinvestment of dividends and distributions
Investor Class	109,266	3,009,192	922,566	24,078,967
Institutional Class	125,236	3,451,515	899,124	23,476,124
Redemptions
Investor Class	(4,257,725)	(126,034,802)	(7,568,853)	(172,591,759)
Institutional Class	(3,319,224)	(97,007,522)	(9,526,567)	(198,717,975)
Total Investor Class	(2,789,571)	(82,556,662)	(4,529,381)	(99,912,039)
Total Institutional Class	52,854	4,646,685	(1,491,423)	(11,397,345)
Net increase (decrease)	(2,736,717)	$(77,909,977)	(6,020,804)	$(111,309,384)

FMI Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

(9)	Fund Share Transactions — (Continued)

	Year Ended September 30, 2021		Year Ended September 30, 2020
International Fund	Shares	Amount	Shares	Amount
Sales
Investor Class	1,977,475	$66,993,021	6,775,232	$198,701,774
Institutional Class	16,940,301	577,800,531	34,097,366	963,338,176
Reinvestment of dividends and distributions
Investor Class	—	—	2,958,802	95,036,724
Institutional Class	—	—	4,954,564	159,239,678
Redemptions
Investor Class	(15,404,957)	(499,915,121)	(53,901,852)	(1,457,347,271)
Institutional Class	(27,905,894)	(932,467,533)	(102,096,549)	(2,720,572,122)
Total Investor Class	(13,427,482)	(432,922,100)	(44,167,818)	(1,163,608,773)
Total Institutional Class	(10,965,593)	(354,667,002)	(63,044,619)	(1,597,994,268)
Net increase (decrease)	(24,393,075)	$(787,589,102)	(107,212,437)	$(2,761,603,041)

	Year Ended September 30, 2021		For the Period December 31, 2019 to September 30, 2020
Unhedged Fund	Shares	Amount	Shares	Amount
Sales
Institutional Class	956,205	$20,663,931	2,828,036	$51,142,790
Reinvestment of dividends and distributions
Institutional Class	21,853	444,942	—	—
Redemptions
Institutional Class	(418,362)	(8,503,376)	(70,306)	(1,140,345)
Total Institutional Class	559,696	12,605,497	2,757,730	50,002,445
Net increase (decrease)	559,696	$12,605,497	2,757,730	$50,002,445

(10) Subsequent Events —

On September 17, 2021, the Board approved the year-end distributions for the Funds. Cash dividends in the aggregate amounts equal to each of the Fund’s net Investment Income and short-term capital gains, if any, which will be treated as ordinary income, and long-term capital gains, to be payable on December 17, 2021, to outstanding shares of record at the close of business on December 16, 2021.

FMI Funds, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of FMI Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and forward currency contracts, of FMI Funds, Inc. comprising FMI Large Cap Fund, FMI Common Stock Fund, FMI International Fund, and FMI International Fund II – Currency Unhedged (the “Funds”) as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended, the related notes, and the financial highlights for each of the five years in the period then ended for FMI Large Cap Fund, FMI Common Stock Fund, and FMI International Fund, and the related statement of operations for the year then ended and the statements of changes in net assets, the related notes, and the financial highlights for each of the two periods in the period then ended for FMI International Fund II – Currency Unhedged (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

October 27, 2021

FMI Funds, Inc.

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the FMI Funds you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Funds do not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in a Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

FMI Funds, Inc.

EXPENSE EXAMPLE (Unaudited) (Continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund	FMI International Fund II – Currency Unhedged
Investor Class
Actual Beginning
Account Value 4/01/21	$1,000.00	$1,000.00	$1,000.00	$—
Actual Ending
Account Value 9/30/21	$1,013.50	$1,070.90	$1,019.90	$—
Actual Expenses Paid
During Period* 4/01/21-9/30/21	$4.09	$5.24	$4.71	$—
Hypothetical Beginning
Account Value 4/01/21	$1,000.00	$1,000.00	$1,000.00	$—
Hypothetical Ending
Account Value 9/30/21	$1,021.01	$1,020.00	$1,020.41	$—
Hypothetical Expenses Paid
During Period* 4/01/21-9/30/21	$4.10	$5.11	$4.71	$—
Annualized Expense Ratio*	0.81%	1.01%	0.93%	—
Institutional Class
Actual Beginning
Account Value 4/01/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Actual Ending
Account Value 9/30/21	$1,014.00	$1,071.80	$1,020.40	$1,003.20
Actual Expenses Paid
During Period* 4/01/21-9/30/21	$3.43	$4.62	$4.05	$4.52
Hypothetical Beginning
Account Value 4/01/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Hypothetical Ending
Account Value 9/30/21	$1,021.66	$1,020.61	$1,021.06	$1,020.56
Hypothetical Expenses Paid
During Period* 4/01/21-9/30/21	$3.45	$4.51	$4.05	$4.56
Annualized Expense Ratio*	0.68%	0.89%	0.80%	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2021 and September 30, 2021).

FMI Funds, Inc.

DIRECTORS AND OFFICERS (Unaudited)

Name, Age and Address*^	Positions Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Officer
Non-Interested Directors
Robert C. Arzbaecher, 61	Director	Indefinite Term Since 2007	Mr. Arzbaecher retired as Chairman and Chief Executive Officer of Actuant Corporation (Menomonee Falls, WI) in March, 2016.	CF Industries Holdings, Inc.

Lawrence J. Burnett, 63	Director	Indefinite Term Since 2016	Mr. Burnett is a shareholder and employee of Reinhart Boerner Van Deuren s.c. (Milwaukee, WI), a law firm since 1982. Mr. Burnett is also the Co-Chair of Reinhart Boerner’s business law department.	None

Rebecca W. House, 48	Director	Indefinite Term Since 2017	Ms. House is Chief People and Legal Officer and Corporate Secretary at Rockwell Automation, Inc., an industrial automation company, since July 2020, and was previously General Counsel and Secretary since January 2017. From October 2010 to December 2016, Ms. House was Assistant General Counsel at Harley-Davidson, Inc., a motorcycle manufacturer.	None

Paul S. Shain, 58	Director	Indefinite Term Since 2001	Mr. Shain is President and Chief Executive Officer of Singlewire Software, LLC (Madison, WI), a provider of IP-based paging and emergency notification systems, since April, 2009.	None

Robert J. Venable, 57	Director	Indefinite Term Since 2016	Mr. Venable is President and COO of Charter Manufacturing (Mequon, WI) a privately held steel and iron manufacturing company, where he has been employed since July, 2013.	None

FMI Funds, Inc.

DIRECTORS AND OFFICERS (Unaudited) (Continued)

Name, Age and Address*^	Positions Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Officer
Interested Directors
John S. Brandser,** 59	Director President and Treasurer	Indefinite Term Since 2009 One Year Term Since 2017 One Year Term Since 2017	Mr. Brandser is President, Secretary, Chief Operating Officer and Chief Compliance Officer of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since March, 1995.	None

Patrick J. English,** 60	Director Vice President and Secretary	Indefinite Term Since 2001 One Year Term Since 2001 One Year Term Since 2017	Mr. English is Chairman, Chief Executive Officer, Chief Investment Officer and Treasurer of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since December, 1986.	None
Other Officer
Lauren A. Grebe, 34	Chief Compliance Officer	At Discretion of Board Since 2017	Ms. Grebe is Chief Compliance Officer of the Funds since March, 2017, and was previously a Compliance Officer of the Funds since June, 2016. From August, 2009 to June, 2016, Ms. Grebe was employed by PricewaterhouseCoopers LLP, auditing clients in the asset management industry.	None

*	The address of each Director and Officer is c/o Fiduciary Management, Inc., 100 E. Wisconsin Ave., Suite 2200, Milwaukee, WI 53202.
**	Messrs. Brandser and English are interested directors of the Funds because they are officers of the Funds and/or affiliated persons of the Adviser.
^	Each Non-Interested and Interested Director oversees 4 Funds in the complex.

FMI Funds, Inc.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

On June 5, 2021 the Directors of FMI Funds, Inc., and its series the FMI Common Stock Fund, FMI Large Cap Fund, FMI International Fund and FMI International Fund II – Currency Unhedged (collectively, the “Funds”), reviewed and considered a written report prepared by the program administrator of the Funds’ Liquidity Risk Management Program (the “Program”), the Funds’ Trading Practices Committee (the “Program Administrator”), which addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation. In considering the report, the Directors noted that the Program Administrator has determined that all of the Funds primarily hold assets that are highly liquid investments, and thus may rely on the exclusion from the requirements to determine and review a highly liquid investment minimum and to adopt shortfall policies and procedures. They then confirmed with the Program Administrator that no material changes were made to the Program, and reviewed all of the material features of the Program to ensure that they understand how the Program is designed to assess and manage the risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors in the Funds. Following this review and discussion, the Directors determined that they believe the disclosures in the report, taken as a whole, provide the information necessary for the Directors to effectively assess the Program and its implementation, and that they are comfortable with the report’s conclusion that the Program is reasonably designed to assess and manage the Funds’ liquidity risk and is operating as intended.

FMI Funds, Inc.

DISCLOSURE INFORMATION (Unaudited)

Performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Securities named in the Letters to Shareholders, but not listed in the Schedules of Investments are not held in the Funds as of the date of this disclosure. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus.

As of the Funds’ Prospectus dated January 31, 2021, the annual operating expense ratios for the Investor Class of FMI Large Cap Fund, FMI Common Stock Fund and FMI International Fund are: 0.81%, 1.02% and 0.91%, respectively. The annual operating expense ratios for the Institutional Class of FMI Large Cap Fund, FMI Common Stock Fund, FMI International Fund and FMI International Fund II – Currency Unhedged are: 0.67%, 0.90%, 0.77% and 0.90%*, respectively.

*	Note that the annual operating expenses for the Institutional Class of FMI International Fund II – Currency Unhedged are 1.43% before the investment adviser’s voluntary reimbursement such that annual fund operating expenses do not exceed 0.90%, which will continue at least through January 31, 2022.

Risks associated with investing in the Funds are as follows:

FMI Large Cap Fund: Stock Market Risk, Medium and Large Capitalization Companies Risks, Non-Diversification Risk (Non-Diversified funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability) and Liquidity Risk.

FMI Common Stock Fund: Stock Market Risk, Medium and Small Capitalization Companies Risks (which includes the potential for greater volatility and less financial resources than Large-Cap Companies), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability) and Liquidity Risk.

FMI International Fund: Stock Market Risk, Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability), Geographic Concentration Risk, Currency Hedging Risk, Large Capitalization Companies Risk and Liquidity Risk.

FMI International Fund II – Currency Unhedged: Stock Market Risk, Non-Diversified Risk (Non-Diversified Funds are subject to higher volatility than funds that are invested more broadly). Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability), Geographic Concentration Risk, Large Capitalization Companies Risk, and Liquidity Risk.

For details regarding these risks, please refer to the Funds’ Summary or Statutory Prospectuses dated January 31, 2021.

For more information about the FMI Funds, call 1-800-811-5311 for a free Prospectus or Summary Prospectus. Please read these Prospectuses carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money. These Prospectuses contain this and more information about the FMI Funds. Please read the Prospectuses or Summary Prospectuses carefully before investing.

FMI Funds, Inc.

DISCLOSURE INFORMATION (Unaudited) (Continued)

The Standard and Poor’s 500 Index (S&P 500) consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index includes equities that exhibit value characteristics and the Russell 1000 Growth Index includes equities that exhibit growth characteristics.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Value Index includes equities that exhibit value characteristics and the Russell 2000 Growth Index includes equities that exhibit growth characteristics.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Index results are inclusive of dividends and net of foreign withholding taxes. The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses.

The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The MSCI EAFE Index and MSCI EAFE Value Index are calculated in local currency (LOC) as well as in U.S. Dollars (USD). The concept of a LOC calculation excludes the impact of currency fluctuations. All currencies of listing are considered in the Index calculation in LOC where current prices (t) and previous day prices (t-1) are converted into USD using the same exchange rate (exchange rate t-1) in the numerator and denominator. As a consequence, the FX factor drops out of the equation. The USD calculation includes exchange rates at t and t-1. Therefore, the LOC calculation only represents the price appreciation or depreciation of the securities, whereas the USD calculation also accounts for the performance of the currency (or currencies) relative to the USD.

The MSCI EAFE Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI EAFE is a service mark of MSCI Barra.

The Producer Price Index, published by the Bureau of Labor Statistics, is a group of indexes that calculates and represents the average movement in selling prices from domestic production over time. It is a measure of inflation based on input costs to producers.

All indices are unmanaged. These indices are used herein for comparative purposes in accordance with the Securities and Exchange Commission regulations. It is not possible to invest directly into an index.

FMI Funds, Inc.

DISCLOSURE INFORMATION (Unaudited) (Continued)

GLOSSARY

CAGR — Compound Annual Growth Rate is the mean annual growth rate of an investment over a specified period.

Debt-to-GDP is a measurement of a country’s public debt to its gross domestic product. The ratio is an indicator of the country’s ability to pay its debt.

Divided Yield expressed as a percentage, is a financial ratio (dividend/price) that shows how much a company pays out in dividends each year relative to its stock price.

EBIT — Earnings before interest and taxes is an indicator of a company’s profitability. EBIT can be calculated as revenue minus expenses excluding tax and interest. EBIT is also referred to as operating earnings, operating profit, and profit before interest and taxes.

EBITDA — Earnings Before Interest Taxes Depreciation and Amortization is net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

EPS – Earnings per Share is the portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

EV/EBITDA — Enterprise Value to Earnings Before Interest Taxes Depreciation and Amortization is a measure of the value of a stock that compares a company’s enterprise value (market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents) to its earnings before interest taxes depreciation and amortization. EV/EBITDA is one of several fundamental indicators that investors use to determine whether a stock is priced well. The EV/EBITDA multiple is also often used to determine a company’s valuation in the case of a potential acquisition.

EV/EBIT – Enterprise Value to Earnings before Interest and taxes is a valuation measure that compares enterprise value of a company to the company’s earnings before interest and taxes.

EV/Sales — Enterprise Value-To-Sales is a valuation measure that compares the enterprise value of a company to the company’s sales. EV/sales gives investors an idea of how much it costs to buy the company’s sales.

FCF — Free cash flow is a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures, Free cash flow represents the cash that a company is able to generate after spending the money required to maintain or expand its asset base.

Free Cash Flow yield is a financial solvency ratio that compares the free cash flow per share a company is expected to earn against its market value per share. The ratio is calculated by taking the free cash flow per share divided by the current share price. Free cash flow yield is similar in nature to the earnings yield metric, which is usually meant to measure GAAP (generally accepted accounting principles) earnings per share divided by share price.

GDP — Gross Domestic Product is the monetary value of all finished goods and services produced within a country’s borders in a specific time period. Real GDP is an inflation-adjusted measure of GDP that is expressed in base-year prices.

Market Capitalization to GDP Ratio is a ratio used to determine whether an overall market is undervalued or overvalued compared to a historical average. The ratio can be used to focus on specific markets, such as the U.S. market, or it can be applied to the global market, depending on what values are used in the calculation. It is calculated by dividing the stock market cap by gross domestic product (GDP).

Net Debt-to-Capitalization is a measurement of the total amount of outstanding company debt as a percentage of a company’s total capitalization. The ratio is an indicator of the company’s leverage.

FMI Funds, Inc.

DISCLOSURE INFORMATION (Unaudited) (Continued)

Net Debt-to-EBITDA is a measurement of the total amount of outstanding company debt as a percentage of EBITDA. The ratio is an indicator of the company’s ability to pay its debt.

P/B Ratio — Price-to-Book Ratio (or Book Value Ratio) is the ratio for valuing a company that measures its current share price relative to its book value of equity.

P/C Ratio – Price-to-Cashflow Ratio (or Cashflow Ratio) is a valuation ratio measures the value of a stock’s price relative to its operating cash flow per share. The ratio uses operating cash flow (OCF), which adds back non-cash expenses such as depreciation and amortization to net income.

P/E ratio — Price-to-earnings ratio is the ratio for valuing a company that measures its current share price relative to its per-share earnings. The trailing P/E ratio is calculated by dividing the current share price by per-share earnings over the previous 12 months and the forward P/E ratio estimates likely per-share earnings over the next 12 months.

P/S ratio — Price-to-sales ratio is a valuation ratio that compares a company’s stock price to its revenues. The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues. It can be calculated either by dividing the company’s market capitalization by its total sales over a 12-month period, or on a per-share basis by dividing the stock price by sales per share for a 12-month period.

ROIC — Return on Invested Capital is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. The return on invested capital measure gives a sense of how well a company is using its money to generate returns.

Reference definitions found at Investopedia.com

Distributed by Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, NY 11530

FMI Funds, Inc.

ADDITIONAL INFORMATION (Unaudited)

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please review the Statement of Additional Information. You may call (800) 811-5311 and request a Statement of Additional Information, and it will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how each of the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ended June 30. The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year as exhibits to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website provided above.

TAX NOTICE (Unaudited)

For corporate shareholders of the Large Cap Fund, the Common Stock Fund, the International Fund and the International Currency Unhedged Fund, the percentage of dividend income distributed for the year ended September 30, 2021 which is designated as qualifying for the dividends received deduction is 95.69%, 100%, 0% and 0.66%, respectively. The International Fund and the International Currency Unhedged Fund intend to elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries. For the year ended September 30, 2021, only the International Fund and International Currency Unhedged Fund had foreign source income of $172,529,414 and $3,387,398, respectively and foreign tax expense of $20,548,839 and $419,423, respectively. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates. For all shareholders of the Large Cap Fund, the Common Stock Fund, the International Fund and the International Currency Unhedged Fund, the percentage of dividend income distributed for the year ended September 30, 2021 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 100%, 100%, 0% and 100%, respectively. For all shareholders of the Large Cap Fund, the Common Stock Fund, the International Fund and the International Currency Unhedged Fund, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) is 0.73%, 0%, 0% and 0%, respectively.

FMI Funds, Inc.

NOTICE OF PRIVACY POLICY (Unaudited)

Protecting the privacy of our shareholders is important to us. This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

●	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

●	Information about your transactions with us, our affiliates and others, as well as other account data.

What Information We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. Since we have adopted policies and procedures to ensure we only share information required for our normal business operations, we do not provide a means for opting out of this limited sharing of your information. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. In the event that you hold shares of any Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS (Unaudited)

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Funds. If you would like to receive individual mailings, please call (800)811-5311 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Thank you for allowing us to serve your investment needs.

(This Page Intentionally Left Blank.)

FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund	FMI International Fund II – Currency Unhedged

100 East Wisconsin Avenue, Suite 2200 Milwaukee, Wisconsin 53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
ROBERT C. ARZBAECHER	REBECCA W. HOUSE
JOHN S. BRANDSER	PAUL S. SHAIN
LAWRENCE J. BURNETT	ROBERT J. VENABLE
PATRICK J. ENGLISH

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC

615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN	INDEPENDENT REGISTERED
U.S. BANK, N.A.	PUBLIC ACCOUNTING FIRM
Milwaukee, Wisconsin	COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
DISTRIBUTOR
RAFFERTY CAPITAL MARKETS, LLC	LEGAL COUNSEL
Garden City, New York	FOLEY & LARDNER LLP
Milwaukee, Wisconsin

FMI Funds, Inc. 1-800-811-5311 www.fmifunds.com

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Robert C. Arzbaecher, a member of its audit committee, is an audit committee financial expert.  Mr. Arzbaecher is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Service Fees

$70,000 (FY 2021) and $80,000 (FY 2020) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The Registrant renegotiated the decrease in fees for fiscal year 2021.

(b) Audit-Related Service Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c) Tax Service Fees

$20,000 (FY 2021) and $20,500 (FY 2020) are the aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Service Fees

There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e) (1) None

(e) (2) None

(f) Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant’s investment adviser.

(i) Not applicable, as the registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) Not applicable, as the registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures are effective, as of a date within 90 days of the filing of this report, based on their evaluation of the Registrant’s disclosure controls and procedures.

(b)
There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI Funds, Inc.
Registrant

By  /s/ John S. Brandser
                     John S. Brandser, President/Principal Executive Officer

Date      11/3/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ John S. Brandser
                     John S. Brandser, President/Principal Executive Officer

Date      11/3/2021

By  /s/ John S. Brandser
                     John S. Brandser, Treasurer/Principal Financial Officer

Date      11/3/2021